                                                                               .
                                                                               .
                                                                               .

---------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT    | 1. CONTRACT ID CODE            |            PAGE  OF  PAGES
                                                      |                                |                   |
                                                      |                                |              1    |    1
---------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT MODIFICATION NO.     | 3. EFFECTIVE DATE      | 4. REQUISITION/PURCHASE REQ. NO.   | 5. PROJECT NO. (if applicable)
0008                              |                        |                                    |
----------------------------------|------------------------|---------------------------------------------------------------------
ISSUED BY                    CODE |                        | 7. ADMINISTRATED BY (If other than Item 6)   CODE |
                                  -------------------------|    SAME AS BLOCK                                  |-----------------
Federal Aviation Administration                            |
Souther Region                                             |
1701 Columbia Ave.                                         |
College Park, GA 30337                                     |
                                                           |
---------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) |  (X)  |  9A.  AMENDMENT OF SOLICITATION NO.
                                                                            |       |
                                                                            ---------
LANDSTAR EXPRESS AMERICA                                                    |       |  ------------------------------------------
1851 EXECUTIVE CENTER DRIVE STE 200                                         |       |  9B.  DATED (SEE ITEM 11)
JACKSONVILLE, FLORIDA 32207                                                 |       |
                                                                            -----------------------------------------------------
                                                                            |       |  10A. MODIFICATION OF CONTRACT/ORDER
                                                                            |       |       NO.
                                                                            |       |               DTFA06-03-D-01715
                                                                            |       |--------------------------------------------
                                                                            |       |  10B. DATED (SEE ITEM 13)
----------------------------------------------------------------------------|       |
CODE                             | FACILITY CODE                            |       |
---------------------------------------------------------------------------------------------------------------------------------
                                 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14.   The hour and date specified for receipt of Offer is
                                                                          [ ] extended   [ ]is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation on as amended, by one of the following methods:

(a) By completing Item 8 and 15, and returning    1   copies of the amendment; (b) acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made be telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hours and date specified.
---------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATE (if required)

---------------------------------------------------------------------------------------------------------------------------------
                               13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                 IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------------------
(X)  | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN
------    THE CONTRACT ORDER NO. IN ITEM 10A.
     |
---------------------------------------------------------------------------------------------------------------------------------
  X  | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying
     |    office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 49.103(b).
---------------------------------------------------------------------------------------------------------------------------------
     | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
     |
---------------------------------------------------------------------------------------------------------------------------------
     | D. OTHER (Specify type of modification and authority)
     |
---------------------------------------------------------------------------------------------------------------------------------

E. IMPORTANT: Contractor  [ ] is not,   [X] is        required to sign this document and return  1  copies to the issuing office.

---------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

THE ABOVE NUMBERED CONTRACT IS HEREBY REVISED TO INCORPORATE THE FOLLOWING CHANGE:

REVISED MAXIMUM CONTRACT CLAUSE AS FOLLOWS: INCREASE THE TOTAL VALUE OF ALL ORDERS PLACED UNDER INDIVIDUAL TASKS AWARDED UNDER
THIS CONTRACT FOR CALENDAR YEAR 2005 FROM $100,000,000.00 TO $400,000,000.00. INCREASE THE POTENTIAL MAXIMUM AMOUNT FROM ALL
TASKS FOR THE FULL TERM OF THIS CONTRACT FROM $400,000,000.00 TO $800,000,000.00.

                                                END OF MODIFICATION



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)                 | 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                               |
Ronald G. Stanley President                                    |                  EMANUEL GREEN, JR.
---------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                    | 15C. DATE SIGNED  | 16B.  UNITED STATES OF AMERICA         | 16C. DATE SIGNED
                                           |                   |                                        |
/s/ Ronald G. Stanley                      |      9/8/2005     |  BY /s/ Emanuel Green, Jr.             |      9/12/05
-----------------------------------------  |                   |    ----------------------------------  |
(Signature of person authorized to sign)   |                   |    (Signature of Contracting Officer)  |
---------------------------------------------------------------------------------------------------------------------------------

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                 PAGE OF PAGES
                                                                     1       1

1.    CONTRACT ID CODE

2.    AMENDMENT/MODIFICATION NO.
      0007

3.    EFFECTIVE DATE
      8/24/05

4.    REQUISITION PURCHASE REQ. NO.

5.    PROJECT NO. (if applicable)

6.    ISSUED BY                                          CODE __________________

FEDERAL AVIATION ADMINISTRATION
SOUTHERN REGION
1701 COLUMBIA AVE.
COLLEGE PARK, GA 30337

7.    ADMINISTRATED BY (if other than Name 6)            CODE __________________

      SAME AS BLOCK

8.    NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

LANDSTAR EXPRESS AMERICA
1851 EXECUTIVE CENTER DRIVE STE 200
JACKSONVILLE, FLORIDA 32207

[X]   9A. AMENDMENT OF SOLICITATION NO.

      9B. DATED (SEE ITEM 11)

      10A. MODIFICATION OF CONTRACT/ORDER NO.
      DTFA06-03-D-01715

      10B. DATED (SEE ITEM 13)

CODE_____________                                       FACILITY CODE___________

            11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS

[ ] The above numbered solicitation in amended as set forth in item 14. The hour and date specified for receipt of Offer is [ ] extended [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation on as amended, by one of the following methods:

(a) By completing Item 8 and 15, and returning 1 copies of the amendment; (b) acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted. Such change may be made by telegram or letter, provided such telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hours and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (if required)

         13.THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
           IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

[X]   A.    THIS CHANGE ORDER IS ISSUED PURSUANT TO: (specify authority) THE
            CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

[X]   B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
            ADMINISTRATIVE CHANGES (such as changes in paying office appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
            AUTHORITY OF FAR 43.103(b)

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

      D.    OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 Copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation contract subject matter where possible.)

THE ABOVE NUMBERED CONTRACT IS HEREBY REVISED TO INCORPORATE THE FOLLOWING
CHANGE:

SF FORM 36, OPTIONAL 12 MONTH EXTENSION 1 JAN 2006 THRU 31 DEC 2006.

                               END OF MODIFICATION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or print)

      Thomas C. Larson
      Vice President

15B.  CONTRACTOR/OFFEROR

      /s/ Thomas C. Larson
      ----------------------------------------
      (Signature of person authorized to sign)

15C.  DATE SIGNED
      8/30/05

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      GAIL P. EDWARDS

16B.  UNITED STATES OF AMERICA

      By /s/ Gail P. Edwards
         --------------------------------
      (Signature of Contracting Officer)

16C. DATE SIGNED
      8/24/05

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                 PAGE OF PAGES
                                                                     1       2

1.    CONTRACT ID CODE

2.    AMENDMENT/MODIFICATION NO
      0006

3.    EFFECTIVE DATE
      08/26/2004

4.    REQUISITION/PURCHASE REQ. NO.
      SO-05-01260

5.    PROJECT NO. (If applicable)

6.    ISSUED BY                                         CODE         ASO0055-ARC

ASO 55 LOGISTICS CONTRACTING TEAM
P.O. BOX 20636
ATTN: ASO 55
ATLANTA GA 30320

7.    ADMINISTERED BY (If other than item 6)             CODE         ASO55-ARC

ASO 55 LOGISTICS CONTRACTING TEAM
P.O. BOX 20636
ATTN: ASO 55
ATLANTA GA 30320

8.    NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

LANDSTAR EXPRESS AMERICA
1851 EXECUTIVE CENTER DR STE 200
JACKSONVILLE FL 32207

[X]   9A.  AMENDMENT OF SOLICITATION NO.

      9B.  DATED (SEE ITEM 11)

[X]   10A. MODIFICATION OF CONTRACT/ORDER NO.
      DTFA06-03-D-01715

      10B. DATED (SEE ITEM 13)
      10/01/2002

CODE _______________                                  FACILITY CODE ____________

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___________ is extended __________ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 5 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIEFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hours and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (if required)                      $0.00

See Schedule

       13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

[ ]   A.    THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
            CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

[ ]   B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
            ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14.

[ ]   C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE
            AUTHORITY OF:

[ ]   D.    OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ___________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Exercise Option Year.

Contractor is to provide transportation and accessorial necessary to fulfill requirements of the U.S. Department of Transportation/Federal Aviation Administration (DOT/FAA), and other government agencies with which agreements or understanding are executed with the DOT/FAA, for air, sea, and land transportation of supplies and resources needed to respond to presidentially-declared emergencies within the United States and its territories and possessions. The Contractors also may be used to provide such services in emergencies not declared by President decree. Movement of material may include special handling of unique and unusually large sizes and quantities of equipment and commodities.

FOB: Destination
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or print)

      Thomas C. Larson, Vice President

15B.  CONTRACTOR/OFFEROR

      /s/ THOMAS C. LARSON
      (Signature of person authorized to sign)

15C.  DATE SIGNED
      2/8/05

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Emanuel Green Jr.

16B.  CONTRACT AUTHORITY

      /s/ Emanuel Green Jr.
      (Signature of Controlling Officer)

16C.  DATE SIGNED
      1/10/05

                    REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE     OF

CONTINUATION SHEET                  DTFA06-03-D-01715/0006      2           F

NAME OF OFFEROR OR CONTRACTOR

LANDSTAR EXPRESS AMERICA

ITEM NO.                   SUPPLIES/SERVICES                  QUANTITY          UNIT    UNIT PRICE        AMOUNT
  (A)                             (B)                            (C)            (D)        (E)              (F)
--------      ------------------------------------------      ---------         ----    ----------        ------
              Period of performance: 1/1/2005-12/30/2005

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                 PAGE OF PAGES
                                                                     1       1

1.    CONTRACT ID CODE

2.    AMENDMENT/MODIFICATION NO.
      0001

3.    EFFECTIVE DATE
      1/1/2004

4.    REQUISITION/PURCHASE REQ. NO.

5.    PROJECT NO. (if applicable)

6.    ISSUED BY                                                     CODE _______

FEDERAL AVIATION ADMINISTRATION
SOUTHERN REGION
1701 COLUMBIA AVE.
COLLEGE PARK, GA 30337

7.    ADMINISTRATED BY (if other than item 6)                       CODE _______

      SAME AS BLOCK

8.    NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)

Landstar Express America, Inc.
P.O. Box 91936
Jacksonville, Florida 32245

[X]   9A.   AMENDMENT OF SOLICITATION NO.

      9B.   DATED (SEE ITEM 11)

      10A.  MODIFICATION OF CONTRACT/ORDER
            NO. DTFA 06-03-D-01715

      10B.  DATED (SEE ITEM 13)
            1/1/04

CODE ___________                                        FACILITY CODE __________

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offer is [ ] extended [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation on as amended, by one of the following methods:

(a) By completing item 5 and 15, and returning ____________ copies of the amendment; (b) acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hours and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (if required)

       13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTORS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

[X]   A.    THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
            CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14 PURSUANT TO THE AUTHORITY OF FAR 43.103(D).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

      D.    OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

  RE: CONTRACT NUMBER DTFA 06-03-D-01715, EMERGENCY TRANSPORATION SERVICES

THE ABOVE NUMBERED CONTRACT IS REVISED TO EFFECT THE FOLLOWING:

      A. THE REVISION IS ISSUED TO EXERCISE THE 2ND YEAR'S OPTION FROM JANUARY 1, 2004 TO DECEMBER 31, 2004.

      B.    RATES ARE AS SPECIFIED IN THE PRICING SECTION OF THE CONTRACT.

****************THERE ARE NO FURTHER CHANGES FOR THIS REVISION******************

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or print)

      STEPHEN J. JONES

15B.  CONTRACTOR/OFFERER

      By: /s/ Stephen J. Jones
          -----------------------------------
          (Signature of person authorized to sign)

15C. DATE SIGNED
      1/1/04

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      EMANUEL GREEN, JR.

16B.  UNITED STATES OF AMERICA

      By /s/ Emanuel Green, Jr.
         ------------------------------------
      (Signature of Contracting Officer)

16C.  DATE SIGNED
      1/1/04

FEDERAL AVIATION                                                           PAGE
ADMINISTRATION          REVISION TO AWARD FOR SUPPLIES OR SERVICES        1 OF 5

DATE OF AWARD:    1-OCT-2002       CONTRACT NUMBER(IF ANY):      AWARD NO.(IF ANY):          REVISION NO.
DATE OF REVISION: 31-JAN-2003           DTFASO03D01715                                        ALL (REV.2)

IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award number.

CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):
LANDSTAR EXPRESS AMERICA
1851 EXECUTIVE CENTER DRIVE
SUITE 200
JACKSONVILLE, FL 32207

MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
DOT/FAA
Financial Service Division, ASO-22
PO Box 45719
Atlanta, GA 30320

CONTACT POINT/PHONE NO:

800-872-3278

ISSUING OFFICE(ADDRESS CORRESPONDENCE TO):
DOT/FAA
ACQUISITION & REAL ESTATE BR., ASO-55
1701 COLUMBIA AVENUE
COLLEGE PARK, GA 30337

F.O.B.POINT:      Destination                    SHIP VIA:   N/A
DISCOUNT TERMS:   Due in 45

PURCHASER NAME AND PHONE NO:
Ima J Lamar
404-305-5786

              ESTIMATED VALUE:               $ 400,000,000.00
                         FROM:               $ 400,000,000.00
ESTIMATED VALUE IS CHANGED BY:               $           0.00
                FUNDED AMOUNT:               $           0.00

IMPORTANT: Contractor [ ] is, [ ] is not required to sign this document and return ____ copies to the issuing office.

OMB 2120-0595

NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:
BY:
DATE SIGNED

UNITED STATES OF AMERICA
NAME OF CONTRACTING OFFICER:

BY:/s/ Ima J Lamar                                    DATE SIGNED: 31 Jan 03
   Ima J Lamar

NOTE TO VENDOR
THE ABOVE NUMBERED CONTRACT IS REVISED TO EFFECT THE FOLLOWING:

      A. THIS REVISION IS ISSUED TO EXERCISE THE 1ST YEAR'S OPTION FROM JANUARY 1,2003,TO DECEMBER 31,2003.

      B.    RATES ARE AS SPECIFIED IN THE PRICING SECTION OF THE CONTRACT.

      C.    THERE ARE NO FURTHER CHANGES FOR THIS REVISION.

NOTE TO VENDOR
THE CONTRACT REQUIRES SUBMISSION OF A SUBCONTRACTING PLAN, HOWEVER, THE CLAUSE WAS INADVERTENTLY OMITTED. THE CLAUSE LISTED BELOW IS HEREBY INCORPORATED INTO THE CONTRACT:

3.6.1-4 Small, Small Disadvantaged, Women-Owned and Service-Disabled Veteran
        Owned Small Business Subcontracting Plan (September 2001)

a)    This clause does not apply to small business concerns.

b)    Definitions:

1) Commercial product, as used in this clause, means a product in regular production that is sold in substantial quantities to the general public and /or industry at established catalog or market prices. It also means a product which, in the opinion of the Contracting Officer, differs only insignificantly from the contractor's commercial product.

2) Subcontract, as used in this clause, means any agreement (other than one involving an employer- employee relationship) entered into by a Federal Government prime Contractor or subcontractor calling for supplies or services required for performance of the contract or subcontract.

3) The terms "small disadvantaged business and small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern:

      i) Which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business at least 51 percentum of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and

FEDERAL AVIATION                                                           PAGE
ADMINISTRATION          REVISION TO AWARD FOR SUPPLIES OR SERVICES        2 OF 5

Date of Award    1-OCT-2002        CONTRACT NUMBER(IF ANY):      AWARD NO.(IF ANY):          REVISION NO.
DATE OF REVISION 31-JAN-2003            DTFASO03D01715                                        ALL (REV. 2)

IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and
           /or order/award numbers.

(ii) Whose management and daily business operations are controlled by one or more of such individuals.

(iii) This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which ahs its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization. The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans and other minorities, or any other individual found to be disadvantaged by the FAA. The contractor shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations

(4) The term "small business concern owned and controlled by women" shall mean a small business concern:

(i) Which is at least 51 percent owned by one or more women or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(ii) Whose management and daily business operations are controlled by one or more women.

(5) The term "service disabled veteran owned small business concern" shall mean a small business that is 51 percent owned and controlled by a service disabled veteran(s).

(c) The offeror, upon request by the Contracting Officer, shall submit and negotiate a subcontracting plan, where applicable, which separately addresses subcontracting with small business concerns, with small disadvantaged business concerns, with women-owned small business concerns, and with service-disabled veteran owned small business concerns. If the offeror is submitting an individual contract plan, the plan must separately address subcontracting with small business concerns, small disadvantaged business concerns, women-owned small business concerns and service-disabled veteran owned small business concerns with a separate part for the basic contract and separate parts for each option (if any). The plan shall be included in and made a part of the resultant contract. The subcontracting plan shall be negotiated within the time specified by the Contracting Officer. Failure to submit and negotiate the subcontracting plan shall make the offeror ineligible for award of a contract.

(d) The offeror's subcontracting plan shall include the following:

(1) Goals, expressed in terms of percentages of total planned subcontracting dollars, for the use of small business concerns, small disadvantaged business concerns, women-owned small business concerns, and service-disabled veteran owned small business concerns as subcontractors. The offeror shall include all subcontracts that contribute to contract performance, and may include a proportionate share of products and services that are normally allocated as indirect costs.

(2) A statement of --

(i) Total dollars planned to be subcontracted;

(ii) Total dollars planned to be subcontracted to small business concerns;

(iii) Total dollars planned to be subcontracted to small disadvantaged business concerns;

(iv) Total dollars planned to be subcontracted to women-owned small business concerns: and

(v) Total dollars planned to be subcontracted to service-disabled veteran owned small business concerns.

(3) A description of the principal types of supplies and services to be subcontracted, and an identification of the types planned for subcontracting to

(i) small business concerns,

(ii) small disadvantaged business concerns,

(iii) women-owned small business concerns and

(iv) service-disabled veteran owned small business concerns.

(4) A description of the method used to develop the subcontracting goals in paragraph (d)(1) of this clause.

(5) A description of the method used to identify potential sources for solicitation purposes (e.g., existing company source lists, the Procurement Automated Source System (PASS) of the Small Business Administration, the National Minority Purchasing Council Vendor Information Service, the Research and Information Division of the Minority Business Development Agency in the Department of Commerce, or small, small disadvantaged and women-owned

FEDERAL AVIATION                                                           PAGE
 ADMINISTRATION         REVISION TO AWARD FOR SUPPLIES OR SERVICES        3 OF 5

DATE OF AWARD     1-OCT-2002        CONTRACT NUMBER(IF ANY):      AWARD NO.(IF ANY):          REVISION NO.
DATE OF REVISION: 31-JAN-2003            DTFASO03D01715                                       ALL (REV. 2)

IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.

small business concerns trade associations). A firm may rely on the information contained in PASS as an accurate representation of a concern's size and ownership characteristics for purposes of maintaining a small business source list. A firm may rely on PASS as its small business source list. Use of the PASS as its source list does not relieve a firm of its responsibilities (e.g., outreach, assistance, counseling, publicizing subcontracting opportunities) in this clause.

(6) A statement as to whether or not the offeror included indirect costs in establishing subcontracting goals, and a description of the method used to determine the proportionate share of indirect costs to be incurred with

(i) small business concerns,

(ii) small disadvantaged business concerns,

(iii) women-owned small business concerns and

(iv) service-disabled veteran owned small business concerns.

(7) The name of the individual employed by the offeror who will administer the offeror's subcontracting program, and a description of the duties of the individual.

(8) A description of the efforts the offeror will make to assure that small, small disadvantaged, women-owned, service-disabled veteran owned small business concerns have an equitable opportunity to compete for subcontracts.

(9) Assurances that the offeror will include the clause in this contract titled "Utilization of Small, Small Disadvantaged, Women-Owned, and Service-disabled Veteran Owned Small Business Concerns" in all subcontracts that offer further subcontracting opportunities, and that the offeror will require all subcontractors (except small business concerns) who receive subcontracts in excess of $5,000,000 ($1,000,000 for construction of any public facility) to adopt a plan similar to the plan agreed to by the offeror.

(10) Assurances that the offeror will:

(i) Cooperate in any studies or surveys as may be required,

(ii) Submit periodic reports in order to allow the Government to determine the extent of compliance by the offeror with the subcontracting plan,

(iii) Submit Subcontracting Reports for Individual Contracts in electronic format (MS Excel File Size 4KB) via FAA web site located at http://www.faa.gov/sbo ("Subcontracting Report for Individual Contracts") to the contracting officer and to Fred.Dendy@faa.gov (include electronic signature on Page 2 of the report). Additionally, these reports shall be submitted in accordance with the instructions contained at FAA web site http://www.faa.gov/sbo, instructions for Completing the Subcontracting Report for Individual Contracts. Submit SF 295, Summary Subcontract Report, in accordance with the instructions on the SF 295; and

(iv) Ensure that its subcontractors agree to submit Subcontracting Reports for Individual Contracts and Standard Form 295.

(11) A recitation of the types of records the offeror will maintain to demonstrate procedures that have been adopted to comply with the requirements and goals in the plan, including establishing source lists; and a description of its efforts to locate small, small disadvantaged, women-owned, and service-disabled veteran owned small business concerns and award subcontracts to them. The records shall include at least the following (on a plant-wide or company-wide basis, unless otherwise indicated):

(i) Source lists (e.g., PASS), guides, and other data that identify small, small disadvantaged, women-owned and service-disabled veteran owned small business concerns.

(ii) Organizations contacted in an attempt to locate sources that are small, small disadvantaged women-owned, or service-disabled veteran owned small business concerns.

(iii) Records on each subcontract solicitation resulting in an award of more than $100,000, indicating

(iv) Whether small business concerns were solicited and if not, why not,

(v) Whether small disadvantaged business concerns were solicited and if not, why not,

(vi) Whether women-owned small business concerns were solicited and if not, why not,

(vii) Whether service-disabled veteran owned small business concerns were solicited and if not, why not, and

FEDERAL AVIATION                                                           PAGE
ADMINISTRATION          REVISION TO AWARD FOR SUPPLIES OR SERVICES        4 OF 5

DATE OF AWARD    1-OCT-2002        CONTRACT NUMBER(IF ANY):      AWARD NO.(IF ANY):          REVISION NO.
DATE OF REVISION 31-JAN-2003            DTFASO03D01715                                        ALL (REV.2)

IMPORTANT: Mark all package(s), invoice (s) and correspondence with contract and
           /or order/award number.

(E) If applicable, the reason award was not made to a small business concern.

(iv) Records of any outreach efforts to contact the following:

(A) Trade associations,

(B) Business development organizations, and

(C) Conferences and trade fairs to locate small, small disadvantaged, women-owned, and service-disabled small business sources.

(v) Records of internal guidance and encouragement provided to buyers through

(A) Workshops, seminars, training, etc., and

(B) Monitoring performance to evaluate compliance with the program's requirements.

(vi) On a contract-by-contract basis, records to support award data submitted by the offeror to the Government, including the name, address, and business size of each subcontractor. Contractors having company or division-wide annual plans need not comply with this requirement.

(e) In order to effectively implement this plan to the extent consistent with efficient contract performance, the Contractor shall perform the following functions:

(1) Assist small, small disadvantaged, women-owned, and service-disabled veteran owned small business concerns by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation by such concerns. Where the contractor's lists of potential small, small disadvantaged, women-owned, and service-disabled veteran owned small business subcontractors are excessively long, reasonable effort shall be made to give all such small business concerns an opportunity to compete over a period of time.

(2) Provide adequate and timely consideration of the potentialities of small, small disadvantaged, women-owned, and service-disabled veteran owned small business concerns in all "make-or-buy" decisions.

(3) Counsel and discuss subcontracting opportunities with representatives of small, small disadvantaged, women-owned, and service-disabled veteran owned small business concerns.

(4) Provide notice to subcontractors concerning penalties and remedies for misrepresentations of business status as small, small disadvantaged, women-owned or service-disabled veteran owned small business for the purpose of obtaining a subcontract that is to be included as part or all of a goal contained in the Contractor's subcontracting plan.

(f) A master subcontracting plan on a plant or division-wide basis which contains all the elements required by (d) above, except goals, may be incorporated by reference as a part of the subcontracting plan required of the offeror by this clause; provided:

(1) The master plan has been approved,

(2) The offeror provides copies of the approved master plan and evidence of its approval to the Contracting Officer, and

(3) Goals and any deviations from the master plan deemed necessary by the Contracting Officer to satisfy the requirements of this contract are set forth in the individual subcontracting plan.

(g)

(1) If a commercial product is offered, the subcontracting plan required by this clause may relate to the offeror's production generally, for both commercial and noncommercial products, rather than solely to the Government contract. In these cases, the offeror shall, with the concurrence of the Contracting Officer, submit one company-wide or division-wide annual plan.

(2) The annual plan shall be reviewed for approval by the agency awarding the offeror its first prime contract requiring a subcontracting plan during the fiscal year, or by an agency satisfactory to the Contracting Officer.

(3) The approved plan shall remain in effect during the offeror's fiscal year for all of the offeror's commercial products.

(h) Prior compliance of the offeror with other such subcontracting plans under previous contracts will be considered by the Contracting Officer in determining the responsibility of the offeror for award of the contract.

(i) The failure of the Contractor or subcontractor to comply in good faith with
(1) the clause of this contract titled "Utilization Of Small, Small

FEDERAL AVIATION                                                           PAGE
ADMINISTRATION          REVISION TO AWARD FOR SUPPLIES OR SERVICES        5 OF 5

DATE OF AWARD    1-OCT-2002        CONTRACT NUMBER(IF ANY):      AWARD NO.(IF ANY):          REVISION NO.
DATE OF REVISION 31-JAN-2003            DTFASO03D01715                                        ALL (REV.2)

IMPORTANT: Mark all package(s), invoice (s) and correspondence with contract and
           /or order/award number.

Disadvantaged, Women-Owned, and Service-Disabled Veteran Owned Small Business Concerns," or (2) an approved plan required by this clause, shall be a material breach of the contract.

(End of clause)

FEDERAL AVIATION                                                           PAGE
ADMINISTRATION          REVISION TO AWARD FOR SUPPLIES OR SERVICES        1 OF 1

DATE OF AWARD     1-OCT-2002       CONTRACT NUMBER(IF ANY):      AWARD NO.(IF ANY):          REVISION NO.
DATE OF REVISION: 20-DEC-2002           DTFASO03D01715                                              1

IMPORTANT: Mark all package(s), invoice (s), and correspondence with contract and/or order/award numbers.

CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):
LANDSTAR EXPRESS AMERICA
1851 EXECUTIVE CENTER DRIVE
SUITE 200
JACKSONVILLE, FL 32207

MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
DOT/FAA
Financial Services Division, ASO-22
PO Box 45719
Atlanta, GA 30320

CONTACT POINT/PHONE NO:

800-872-3278

ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
DOT/FAA
ACQUISITION & REAL ESTATE BR., ASO-55
1701 COLUMBIA AVENUE
COLLEGE PARK, GA 30337

F.O.B.POINT:    Destination             SHIP VIA: N/A
DISCOUNT TERMS: Due in 30

PURCHASER NAME AND PHONE NO:
Ima J Lamar
404-305-5786

              ESTIMATED VALUE:         $ 400,000,000.00
                         FROM:         $ 400,000,000.00
ESTIMATED VALUE IS CHANGED BY:         $           0.00
                FUNDED AMOUNT:         $           0.00

IMPORTANT: Contractor [ ] is, [ ] is not required to sign this document and return _______ copies to the issuing office.

OMB 2120-0595

NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:
BY:

DATE SIGNED

UNITED STATES OF AMERICA
NAME OF CONTRACTING  OFFICER:
BY:/s/ Ima J. LaMar
DATE SIGNED: 20 Dec 02

NOTE TO VENDOR
THE ABOVE NUMBERED CONTRACT IS REVISED TO EFFECT THE FOLLOWING:

   A. THIS REVISION IS ISSUED TO EXERCISE THE 1ST YEAR'S OPTION FROM JANUARY 1, 2003, TO DECEMBER 31, 2003.

   B.    RATES ARE AS SPECIFIED IN THE PRICING SECTION OF THE CONTRACT.

   C     THERE ARE NO FURTHER CHANGES FOR THIS REVISION.

                                                               PAGE OF
                                                                 1      PAGES 58

OMB Approval No. 9000-0008

SOLICITATION, OFFER AND AWARD

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING

2. CONTRACT NO.

DTFA06-05-D-01715

3. SOLICITATION NO.

DTFA06-02-R-500161

4. TYPE OF SOLICITATION

[ ] SEALED BID (IFB)

[X] NEGOTIATED(RFP)

5. DATE ISSUED

06/03/2002

6. REQUISITION/PURCHASE NO.

ETS

ISSUED BY                              CODE

DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, ASO-55B
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA 30337-2714

8. ADDRESS OFFER TO (if other than item 7)

SAME AS BLOCK 7

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

                                  SOLICITATION

9. Sealed offers in original and 5 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if hand carried, in the depository located in blk#7 until 10:00 AM (Hour) local time 6/18/2002 (Date)

CAUTION - LATE Submission, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-10. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION
         CALL:

A. NAME
   IMA J. LAMAR

B. TELEPHONE NO. (Include area code) (NO COLLECT CALLS)
        404-305-5786

                             11. TABLE OF CONTENTS


(x)       SEC           DESCRIPTION                                 PAGE (S)
---       ---           -----------                                 --------
                      PART I - THE SCHEDULE

[X]        A      SOLICITATION/CONTRACT FORM                           1

[X]        B      SUPPLIES OR SERVICES AND PRICES/COSTS                2

[X]        C      DESCRIPTION/SPECS/WORK STATEMENT                    3-11

[X]        D      PACKAGING AND MARKING                               12

[X]        E      INSPECTION AND ACCEPTANCE                           13

[X]        F      DELIVERIES OR PERFORMANCE                           14

[X]        G      CONTRACT ADMINISTRATION DATA                        15

[X]        H      SPECIAL CONTRACT REQUIREMENTS                       16

                      PART II - CONTRACT CLAUSES

[X]        I      CONTRACT CLAUSES                                   17-33

                      PART III - LIST OF DOCUMENTS, EXHIBITS
                         AND OTHER ATTACH.

[X]        J      LIST OF ATTACHMENTS                                34-40

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS

[X]        K      REPRESENTATIONS, CERTIFICATIONS
                  & OTHER STATEMENT OF OFFERORS                      41-49

[X]        L      INSTRS., CPMDS., AND NOTICES TO OFFERORS           50-56

[X]        M      EVALUATION FACTORS FOR AWARD                       57-58

                   OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 42.215-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within 60 calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT
(See Section I, Clause No. 52-232-8)

10 CALENDAR DAYS     20 CALENDAR DAYS    30 CALENDAR DAYS  [ ] CALENDAR DAYS
      N/A                  N/A                 N/A                  N/A

14. ACKNOWLEDGMENT OF AMENDMENTS

(The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated:)

AMENDMENT NO.              DATE
-------------              ----
A0001                   14 June 2002
A0002                   20 June 2002
A0003                   21 June 2002
A0004                   24 June 2002
A0005                   26 June 2002

15A. NAME AND ADDRESS OF OFFEROR

CODE  [   ]                FACILITY  [    ]

LANDSTAR EXPRESS AMERICA, INC.
13410 SUTTON PARK DRIVE SOUTH
JACKSONVILLE, FLORIDA 32224
DUNS NUMBER 19-466-0387 (LANDSTAR SYSTEM, INC.)

15B. TELEPHONE NO. (Include area code)

904-390-4848

15C. CHECK IF REMITTANCE ADDRESS

[X] IS DIFFERENT FROM ABOVE - ENTER
    SUCH ADDRESS IN SCHEDULE. - See attachment

16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print)

Thomas C. Larson
Vice President - Business Development

17. SIGNATURE

/s/ Thomas C. Larson

18. OFFER DATE

   1-July-2002

                      AWARD (To be completed by Government)

19. ACCEPTED AS TO ITEMS NUMBERED
BASE, OPT 1 OPT 2, OPT 3

20. AMOUNT

    $400,000,000.00 NTE

21. ACCOUNTING AND APPROPRIATION

To be cited on individual task orders

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

[ ] 10 U.S.C. 2304(c) ( )   [ ] 41 U.S.C. 253(c) (  )

23. SUBMIT INVOICES TO ADDRESS SHOWN IN           ITEM [    ]
    (copies unless otherwise specified)

24. (ADMINISTERED BY (if other than item 7)       CODE [    ]

25. PAYMENT WILL BE MADE BY                       CODE [    ]

26. NAME OF CONTRACTING OFFICERS (Type or print)
    Ima J. LaMar

27. UNITED STATES OF AMERICA

(Signature of Contracting Officer /s/ Ima J. LaMar

28. AWARD DATE

1 Oct. 02

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

SN 7540-01-152-8064              33-134             STANDARD FORM 33 (REV. 4-85)

           PART I - SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                                                    REFERENCE NO            PAGE

                                                    DTFA06-03-D-01715         1

CONTINUATION SHEET

           NAME OF OFFEROR OR CONTRACTOR Landstar Express America, Inc.

ITEM NO.                       SUPPLIES/SERVICES                        QUANTITY    UNIT    UNIT PRICE         AMOUNT
--------    ------------------------------------------------------      --------   ------   ----------         ------
            1 . The above referenced contract incorporates the
            following in their entirety by reference:

            a. Screening Information Request (SIR)
            DTFA06-02-R-50015

            b. Request for Offers (RFO) DTFA06-02-R-50015

            c. Amendments A0001 thru A0005 of RFO
            DTFA06-02-R-50015

            d. Landstar's Letter of Clarification of August 7,
            2002

            e. Landstar's Technical Proposal

            f. Landstar's Pricing Proposal

            2. Period of Performance:

            BASE PERIOD: 1 Oct 2002 through 31 Dec 2002

            1st Option 1 Jan 2003 through 31 Dec 2003

            2nd Option 1 Jan 2004 through 31 Dec 2004

            3rd Option 1 Jan 2005 through 31 Dec 2005

            Optional 6 month extension 1 Jan 2006 thru 31 Dec
            2006 (potential period for natural disaster is between June and December)

            3. Due to the short period of performance for the
               base year and to allow sufficient time to observe performance, Section F, Deliveries and Performance,
               Clause 3.2.4-35 Option to Extend the Term of the
               Contract (April 1996) is deleted and substituted with the following clause:

            SO-F.I OPTION TO EXTEND THE TERM OF THE CONTRACT

               (a) The Government may extend the term of this
                   contract by written notice to the Contractor within SEVEN (7) DAYS; provided, that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 15 days before the contract expires for the 1st Option period, and 60 days for succeeding option periods. The preliminary notice does not commit the Government to an extension.

               (b) If the Government exercises this option, the
                   extended contract shall be considered to include this option provision.

               (c) The total duration of this contract, including
                   the exercise of any options under this clause, shall not exceed six (6) months four (4) years.

               (End of clause)

NSN 7540-01-152-8067                      36-109

     STANDARD FORM 36 PERVIOUS EDITION USABLE                GPO: 1984 0-432-126
                                                              COMPUTER GENERATED

                               PART I - SECTION B
                         SUPPLIES/SERVICES & PRICE/COST

Part I, Section C "Scope of Work/Schedule-Statement of Work" herein describes the performance required of the awardee. In evaluating bids, the government will consider each bid submission's description of how performance will be accomplished, along with each bid submission's proposed pricing scheme.

Each bidder must provide complete pricing information for consideration for award. Bidders must present proposals for pricing performance under the contract. The government certifies that pricing proposals submitted by bidders shall be considered to be proprietary. Pricing proposals will be evaluated by the government for clarity, completeness, suitability, and reasonableness. Bid submission pricing proposals must include, but not necessarily be limited to, the information set forth below.

This is a single award Indefinite Delivery-Indefinite Quantity contract for provision of emergency transportation services. The minimum order will be services of $5,000 per year, which the government anticipates as the minimum order for services required for the awardee to maintain readiness to provide emergency transportation services, including participation in training and readiness exercises.

Pricing proposals must fully describe how the bidder, if awarded the contract, will price services rendered under the contract. Pricing proposals must be clear enough for the government to be able to reasonably anticipate contract costs in the event that no emergencies occur during a contract year and in the event that one or more emergencies requiring the use of transportation services under this contract do occur in a contract year.

PRICING PROPOSAL MINIMUM REQUIRED INFORMATION ITEMS

Pricing proposals must clearly define the meaning of each of the following terms within the context of the submitted pricing proposal. Pricing proposals should be formulated considering the contract Base Period (not to exceed $100,000,000 annually) - from award through 12/31/2002, and each potential option year.

1. Contract Administrative Management Fee % (Describe application base for contract administrative fees)

2. Profit Rate %

3. Subcontract Administrative Management Fee %

4. Prime's Profit Rate %

5. Staffing Emergency Transportation Center in Atlanta (note: all travel and per diem will be reimbursed in accordance with the Federal Travel Regulation published at http://www.gsa.gov) Daily rates are to be computed for 12hr shifts/person, and prorated for reduced shifts.

6. Remote Site-Daily Rate

Do Not Include Travel/Per Diem (which will be reimbursed in accordance with the Federal Travel Regulations published at the GSA web site.). Daily rates are to be computed for 12hr shifts/person, and prorated for reduced shifts.

7. Training

Training and attendance at readiness exercises, where required under the contract, will be reimbursed at actual costs incurred (including travel and per diem which will be reimbursed in accordance with the Federal Travel Regulations published at the GSA web site.) plus Daily Salary Rates For Project Manager & Contract Manager

Daily Salary Rate - Project Manager

Daily Salary Rate - Contract Manager

Daily Salary Rate - Others (provide detailed description of labor category, i.e. admin, assistant, etc. The daily salary rates should be complete "wrap" rates, including all indirect rates and fees and any other costs required for staffing.)

8. Annual cost of maintaining information technology system

9. Analysis clearly explaining how the pricing proposal should be evaluated to show how the pricing proposal would be advantageous to the government

10. Sample pricing analysis for scenarios described in Section M.

                               PART I - SECTION C
                             SCOPE OF WORK/SCHEDULE

STATEMENT OF WORK

SECTION 508 OF THE REHABILITATION ACT OF 1973 APPLICABILITY:

FAA has determined that the following accessibility standards (36 CFR Part 1194) apply to this procurement under Section 508 of the Rehabilitation Act of 1973.

36 Code of Federal Regulations (CFR) Part 1194 Subpart B Section 21 Software Applications and Operation Systems

36 Code of Federal Regulations (CFR) Part 1194 Subpart B Section 22 Web-based Intranet and Internet Applications

36 Code of Federal Regulations (CFR) Part 1194 Subpart B Section 23 Telecommunication Products

36 Code of Federal Regulations (CFR) Part 1194 Subpart B Section 24 Video and Multimedia Products

36 Code of Federal Regulations (CFR) Part 1194 Subpart B Section 26 Desktop and Portable Computers

36 Code of Federal Regulations (CFR) Part 1194 Subpart C Section 41 Functional performance Criteria

36 Code of Federal Regulations (CFR) Part 1194 Subpart D Section 41 Information, Documentation and Support

                             (ATTACHED AT SECTION J)

The contractor shall deliver products and/or services that provide the features described in the above standards, or equivalent salient characteristics. Additionally, the contractor shall provide product support documentation and services (i.e. help desk and training) in alternate formats in order to accommodate end users with disabilities.

TYPE OF CONTRACT:

The contract type is an Indefinite-Delivery-Indefinite-Quantity with a GUARANTEED MINIMUM OF: $5,000.00 per year and a MAXIMUM Amount of
$400,000,000.00 (Base year with three options).

MAXIMUM CONTRACT VALUE:

The total value of all orders placed under individual contracts awarded under this contract shall not exceed $l00,000,000 per year. The contract is based on the base term and three-option years for a potential total of $400,000,000. The volume of activity is directly related to the amount of Federal disaster relief required in the affected area during the term of the contract. No government commitment will be incurred until a task order is issued by a CO or authorized COR.

PERFORMANCE OF SERVICE:

The Contractor shall establish effective service controls for the prompt and complete performance of all origin, line-haul and destination services ordered by a duly authorized Contracting Officer (CO) or Contracting Officer's Representative (COR). Origin services include timely pickup and loading and moving cargo within the required transit times. Destination services include delivery notification, delivery, unloading, pallet and debris removal (debris associated with the transport.)

At least fifteen percent (15%) of the total amount of work to be performed under this Contract must be accomplished by use of assets owned by the Contractor, but subcontractors or interline service may be utilized by the Contractor if necessary to fulfill requirements of task orders issued by the CO or COR. This percentage may be reduced by amendment if, during performing the work, the Contractor requests a reduction and the CO determines that reduction would be to the advantage of the Government. Such amendment may be limited to the current task.

COMPLETION OF SERVICE:

Service performed under this contract is deemed complete when the Contractor is released by the CO.

SERVICES TO BE PROVIDED:

A. General:

                               PART I - SECTION C
                             SCOPE OF WORK/SCHEDULE

The purpose of this contract is to provide transportation and accessorial services necessary to fulfill requirements of the U.S. Department of Transportation/Federal Aviation Administration (DOT/FAA), and other government agencies with which agreements or understandings are executed with the DOT/FAA, for air, sea, and land transportation of supplies and resources needed to respond to Presidentially-declared emergencies within the United States and its territories and possessions. The Contractor also may be used to provide such services in emergencies not declared by Presidential decree. Movement of materials may include special handling of unique and unusually large sizes and quantities of equipment and commodities.

The guaranteed minimum order and payment of $5,000 is established to compensate the Contractor to maintain readiness to provide services in emergency situations, including participation in training exercises and planning sessions.

B. Present and New Locations:

Movement will be made between multiple points in the United States, its possessions and territories.

C. The following items are examples of the types of items to be shipped. This is not an exhaustive list nor all inclusive:

     Generators from 3 to 750KW

     Automobiles including pick-up trucks and SUVs

     All sizes of powered and non-powered trailers (closed and open)

     Boom trucks with up to 100' booms

     Refrigerated trailers (all sizes)

     Ice trucks

     Potable water tankers (up to 10,000 gals)

     Construction Equipment

     Computer Equipment

     Tub Grinders

     Medical Supplies

     Passengers

     General Commodities

     Water

     Ice

     Hazardous Material

     Utility Poles

     Rolls of Plastic

     Break Bulk

     Disaster Medical Assistance Team (DMAT)

     Disaster Mortuary Team (DMORT)

     Search and Rescue Team (S&R) (Passengers, equipment and dogs)

     Disaster Search K-9 Team (K-9 and Handler)

     Firearms for US. Marshals

D. Government Responsibilities:

1. Issuing task orders under this contract to provide emergency transportation services in all Presidentially declared emergencies.

2. Issuing task orders in other non-Presidentially declared emergencies when it has been determined to be in the Government's best interest to use the Contractor's services under this agreement.

3. Notifying the Contractor through a tasking order to commence operations.

4. Notifying the Contractor to terminate operations

5. Providing the Contractor with a 24-hour point of contact.

6. Providing the Contractor with space for the CDR.

7. Providing prompt payment of invoices.

                               PART I - SECTION C
                             SCOPE OF WORK/SCHEDULE

8. Issue task orders sufficient to order the minimum quantity of services under this agreement (i.e., $25,000).

E. CONTRACTOR OBLIGATIONS, DUTIES, AND RESPONSIBILITIES:

In addition to other duties expressed or implied throughout this agreement, the Contractor is responsible for:

1. Arranging, coordinating, monitoring and controlling freight and passenger shipments from receipt of the request for shipment through final delivery.

2. Accepting all shipments offered by the CO or COR, unless, at the CO or COR's sole discretion, circumstances justify relieving the Contractor from the obligation to accept a shipment.

3. Providing exclusive use of vehicles when shipping under a task order issued pursuant to this agreement. Commingling of shipments for other customers on vehicles transporting materials or passengers under this contract is prohibited, unless expressly approved by the contracting officer.

4. Providing on time pickup and delivery.

5. Providing for the movement of freight and passengers under a task order issued pursuant to this agreement in the most cost-efficient manner.

6. Obtaining all necessary permits (including, for example, State Department permits for use of foreign aircraft), port clearances, bills of lading and other related transportation and travel documents.

7. Providing a company point of contact with a cellular phone and pager who will be available 24 hours a day.

8. Providing all services for proper transportation of shipments tendered or as requested by the CO (for example, spotting of trailers, loading and unloading freight, service and maintenance of refrigerator and power units, temporary storage, fleet management).

9. Preparing items for shipment, including, for example, palletizing, blocking and bracing, loading and unloading, and door-to-door service.

10. Providing accessorial and special services required to load, transport and unload material and personnel, including, for example providing dual drivers where necessary or as specifically required by the CO or COR.

11. Providing appropriate equipment, clean, damage-free, and odor free, to perform services required by this contract, including, for example, temperature protection for commodities requiring temperature control.

12. Providing transportation of ice and potable water for human consumption. Ice and water must remain uncontaminated throughout the shipping process.

13. Providing equipment spotting in accordance with the CO's instructions, including, for example, leasing and relocating refrigerated and dry van containers for extended periods of time. The contractor shall pick up containers within 24 hours following receipt of notification that the container is ready to be transported.

14. Providing transportation of hazardous materials, as defined in CFR Title 49, as required by the CO. The Contractor is solely responsible for compliance with all applicable laws and regulations regarding shipment of such materials.

15. Providing continuous control of shipments. When requested by the CO, the Contractor shall monitor and trace shipments to ensure prompt completion of all required service as well as giving status and location of a shipment.

16. Designating an on-site contractor's designated representative (CDR). The CO or COR will be responsible for notifying the CDR where and when to report. A CDR will be on site, 24 hours a day, from the initial notification of the event until released by the CO.

17. Providing on site representation at origin and destination points as required by the CO.

18. Complying with the CO's or COR's instructions concerning prior notification of delivery.

19. Providing proof of delivery (for example, a signed, dated delivery receipt) for any shipment that the CO determines is needed to verify the carrier's delivery certification.

                               PART I - SECTION C
                             SCOPE OF WORK/SCHEDULE

20. Working cooperatively with other Federal, state and local government agencies and other contractors in providing services under this contract.

21. Providing a cost estimate for each proposed tasking.

22. Providing the tasking agency with itemized invoices within 30 days after completion of shipment.

23. Maintaining a level of assets, including as a minimum the line of credit described in any response to the SIR or RFO issued in this acquisition, sufficient to ensure the Contractor's ability to perform services under this contract for the full contract term.

24. Processing payments to subcontractors for services rendered.

25. Insuring subcontractor's performance meets government standards.

26. Provide driver, tractor and trailer identification as required by the CO or COR for those missions servicing restricted area access. Driver must be a US citizen without a criminal felony record.

27. Participate in at least two training exercises and three planning sessions per calendar year. Exercises and planning sessions will be three days each at a location specified by the CO.

28. SECURITY

a) The Contractor shall be responsible for providing security and safekeeping of all items during loading, movement, unloading and storage.

b) The contractor shall provide Full time supervision at origin and destination points during the entire move.

c) Supervisors shall be easily identifiable from other contractor personnel.

d) As required by the CO, the Contractor shall provide a formal subcontracting plan listing at least four-tiers from the prime contractor. The CO prior to commencement of the contract shall approve the subcontracting plan.

29. Providing financial tracking identification numbers.

30. HOURS OF SERVICE

When performing under this contract the Contractor shall provide qualified personnel 24 hours a day, 7 days a week who are familiar with the contract's terms and conditions.

The Contractor shall provide customer service capability to respond within one hour to an order for service or request for assistance.

The Contractor shall accept orders for service, arrange for shipment, and perform pickup and delivery 24 hours a day, 7 days a week. The CO will determine the hours of services when other than 24 hour 7 day service is required.

31. TRANSIT TIMES

The Contractor shall deliver shipments to the designated destination within the transit time stipulated in tasking order. The Contractor shall notify the CO or COR immediately if delivery times cannot be met.

32. TRACKING AND REPORTING MOVEMENT/MANAGEMENT INFORMATION SYSTEM/INFORMATION TECHNOLOGY

(a) The Contractor shall provide a management information system (MIS) that will electronically interface with DOT and FEMA web sites and networks to provide in-transit visibility tracking and related tracing information. In addition, tracking and tracing information shall be available to designated government agencies via a secure web site on the Internet 24-hours-a-day, 7-days-a-week.

The Contractor shall maintain the capability to exchange information with current government systems utilizing the internet, simple mail transfer protocol
(SMTP), file transfer protocol (FTP), electronic data interchange (EDI), value-added networks (VANs), or other methodology agreed to by CO.

At a minimum, the Contractor's database must contain shipment order information, prices applied to each shipment, movement data and other shipment information the government deems necessary to generate the reports specified in

                               PART I - SECTION C
                             SCOPE OF WORK/SCHEDULE

this contract. The Contractor's system shall include screen-print capability and the facility to download reports as either ASCII files or as database files. The contractor's database must be secure and accessible by the World-Wide Web or personal computer station. The Contractor's database must be updated at least once every four (4) hours.

Unless otherwise directed by the CO, the Contractor shall maintain on-line electronic access to all database elements associated with each shipment for a period of 90 calendar days from the date of shipment delivery. After 90 calendar days, an electronic record of each shipment file shall be archived for the life of the contract and turned over to the Government upon contract completion. Archived data may be requested by the CO or the COR. Archived data shall be retrievable within two (2) calendar days of a Government request for information, unless otherwise agreed to by the CO and the Contractor. The Contractor shall not archive shipment files with claims, billing disputes, or similar areas that are unresolved. These files shall stay on-line until settlement is reached or full payment is obtained.

The Contractor shall furnish the CO with MIS user manuals and other written instructions that clearly explain the procedures for accessing and using the database. The Contractor shall provide the Government with training on the use of the Contractor's system (operating procedures, reports, query capability, and performance parameters) within seven (7) days after the award of the contract.

(b) BACKUP MIS CAPABILITY

The Contractor shall have backup MIS capability available within one (1) hour of a primary system failure. At a minimum, the backup MIS shall secure and protect all databases, information, and systems in support of this contract against deliberate or inadvertent loss, degradation, alteration, or damage of information. The primary and backup systems should replicate each other on a real time basis.

(c) REPORT REQUIREMENTS

The CO will require management information reports from the contractor. The reports shall be provided by the Contractor's management information system with the frequency and contents indicated below. The Contractor's information management system shall be available to the CO and other designated Federal agencies via the World Wide Web. The Contractor's system shall have the capability to allow users to print the reports designated below. Reporting capability shall consist of standard on-line reports and ad hoc queries.

The types of required reports and frequency are listed below:

Daily Status Reports: A minimum of four daily reports compiling detailed data for tracking in route shipments. The reports shall include at a minimum the government mission/control number, the contractor identification number, the requesting agency, the shipper point of contact, the bill of lading or manifest number, brief description of commodity, quantity of cargo or passengers, unit of issue (lbs, pallets, gals), special needs, vehicle ID, departure city, point of embarkation, point of debarkation, arrival city, date and time of estimated departure, date and time of estimated arrival, date and time of actual departure, date and time of actual arrival and shipment delay information. The report should include total quantities of similar commodities that are awaiting transport, are in route or have arrived at the final destination.

Weekly Shipping Report: A report compiling the detailed data for all shipments shall be provided on a weekly basis. The report shall provide the following details indexed by both the contractor's unique shipment number and the Government's control number for the shipment

(a) Origin and destination of shipments

(b) Date of pickup and delivery of each shipment.

(c) Shipping Cost - Average cost per hundredweight (cwt) and average cost per ton-mile for the entire week's data provided by the report

(d) Number and percentage of shipments delivered on time and of those delivered 4 hours or longer later that the requested delivery time.

Monthly Billing Report: A monthly billing report detailing shipment and accessorial services provided along with a complete break down of the charges by percentage as they apply to contract items. The report is due the 10th day of the month.

                               PART I - SECTION C
                             SCOPE OF WORK/SCHEDULE

Final Billing Report: The contractor will provide a final billing report within ninety (90) days after being released from an event by the Contracting Officer. The report shall include detailed accounts of all shipments and accessorial service provided along with a complete break down of the charges by percentage as they apply to contract items, Part I Section B of the RFO.

(d) AUTOMATED IDENTIFICATION TECHNOLOGY (AIT):

Government shippers frequently use AIT devices to facilitate the tracking and processing of shipments. When any of these devices are part of a package or shipment, tendered by the government under this agreement the Contractor is required to ensure that the device does not become separated from the package. AIT devices usually consist of one or more of the following:

(a) Linear bar codes

(b) 2D bar codes

(c) Radio frequency (RF) identification devices

(d) Optical memory cards (also known as Automated Manifesting System (AMS) cards)

33. RAPID RESPONSE CAPABILITY

Within one (1) hour of receiving the initial Order for Service (OFS) from the CO, the Contractor shall acknowledge receipt of the OFS by electronic commerce or fax.

Within two (2) hours of acknowledging receipt of the OFS, the Contractor shall provide the following information by electronic commerce, facsimile, or telephone: name and phone number of the on site CDR, time of arrival at designated operations site, name and 24 hour phone number of company representatives involved in the response.

For operations within the mainland United States, a CDR shall be physically located at the designated operations site within four (4) hours of acknowledging receipt of the OFS.

For operations outside the mainland United States the CO will provide the time and place for the CDR locate.

Within four (4) hours of receipt of an OFS, the Contractor shall make transportation equipment available at the shipment place of origin to commence movement of cargo and passengers, using air and surface modes of transportation. The Contractor shall meet all pickup and transit deadlines.

34. PERSONNEL REQUIREMENTS

The Contractor shall designate a CDR and alternate(s) who are responsible for the contract operations. The contractor shall have a CDR or alternate(s) available, on site at the designated operations facility, 24 hours a day, 7 days a week for the duration of response operations. The CDR and alternate(s) shall have full authority to act for the Contractor on all matters and shall be responsible for the overall management and coordination of work. Not later than five (5) calendar days after the contract award, the Contractor shall identify in writing to the CO, the name, address, and phone number of the CDR and alternate(s).

The CDR, alternate(s), and contractor employees who have contact with customers must be able to read, write, speak, and understand English fluently. English shall be the only language used for written correspondence, discussions, and other business transactions.

The Government may restrict the entry of contractor personnel onto U.S. Government premises through the use of entry passes. Irrespective of the issuance of passes on government facilities contractor personnel may be subject to search at the discretion of the facility manager. Some shipment locations may be limited-access military posts with controlled gate openings and closures. All vehicles entering and leaving military installations are subject to being searched. Unscheduled gate closures by the Military Police may occur at any time, and personnel entering or exiting the installation may experience a delay. Under these circumstances, the Contractor shall contact the CO, if making a pick up, or consignee, if making a delivery, for instructions. The Contractor will not be held liable for missing the specified delivery date because of an unscheduled gate closure.

                               PART I - SECTION C
                             SCOPE OF WORK/SCHEDULE

35. TRANSITION OF SERVICE

The Contractor shall take all actions necessary to ensure a smooth transition of operations at the beginning and end of the contract, to include termination or normal expiration of the contract. Coordination and cooperation with the predecessor/successor contractors and/or Government activities are essential to ensure an orderly and efficient transition of services. Problems encountered in the transition of operations shall be reported to the CO.

The Contractor shall provide to the CO a transition plan to ensure the efficient and thorough transfer of data from predecessor contractors and or Government operations. The plan shall be provided to the CO a minimum of 90 calendar days prior to the last day of the previous contract period and shall identify the nature and extent of the transition activities required and the time frame for accomplishing each activity.

If the Contractor is involved in disaster response at the time the contract ends, the Contractor shall accept movement orders for shipment up to the last day of the contract and is responsible to complete the shipments. The Contractor may request that the last day be advanced to accommodate transition between the Contractor and its successor, subject to joint agreement between the CO and all other parties. Unless otherwise specified, the contractor shall provide to the successor contractor or to the Government, paper and electronic copies of shipment information for all undelivered shipments on or before the contract expiration date. The transfer of these files shall be coordinated through the COR.

36. SHIPMENT ROUTING, SCHEDULING, AND TAILORED LOGISTICS SERVICES

All shipments referred to the Contractor shall be routed, scheduled, managed, and controlled from receipt of shipment request through delivery. Complete shipping documentation shall be in accordance with acceptable commercial practices and applicable Federal and State laws.

The Contractor shall evaluate the data provided for each shipment request and determine the appropriate mode and carrier to provide the required service. The Contractor shall advise the CO or COR prior to routing or scheduling the shipment if shipment data are incomplete, insufficient, or inconsistent.

The Contractor shall coordinate with the CO or COR to arrange scheduled pickup locations and times. The Contractor may recommend procedural changes that could lead to more efficient shipment processing, transaction processing, or improved services. Implementation of Contractor recommendations will be at no cost to the Government and must be approved by the CO.

37. EQUIPMENT POOL

Pool equipment may be required at some shipping activities. The size of the pool shall depend on the government's requirements. After evaluation of the equipment pool needs, the contractor may offer an alternative proposal to meet pool requirements. Charges for detention at origin or destination, for vehicles furnished but not used, will not apply to pool equipment.

38. SEIZURE OF CARGO

The Contractor agrees that it shall not assert any type of lien on any property shipped under this contract. The Contractor further agrees that it shall not take any action to seize, arrest, hold, or otherwise detain any shipment through any judicial process in the United States, its territories or possessions or through any other means whatsoever.

39. SAFETY

The Contractor shall comply with all Federal, State, and local authorities having jurisdiction and with safety and fire regulations promulgated by the Department of Labor (OSHA) under Title 29, Section 1910 of the Code of Federal Regulations. The Contractor is solely responsible for compliance and cost of compliance with Federal, State, and local laws and regulations pertaining to environmental protection; occupational health and safety; and the transportation, storage, and disposal of hazardous materials and hazardous waste.

Shippers will be responsible for certifying hazardous materials shipments prior to pickup. If the Contractor repacks any shipment containing hazardous materials or selects a mode other than that for which the shipper prepared the shipment, then the contractor shall be responsible for any over packing required and for certifying the shipment. Title 49 CFR Parts 171-175 and 176-178 governs the packaging and transportation of hazardous materials.

                               PART I - SECTION C
                             SCOPE OF WORK/SCHEDULE

The Contractor shall provide written notification to the CO within 24 hours of being notified by any Federal, State, or local agency that a safety law and/or regulation has been violated. This report shall provide at a minimum the following: time and date of occurrence, who discovered the violation, a description of the violation, required corrective action(s), and a projected correction date.

Delays either caused by the contractor's need to comply with laws or resulting from failure to comply with laws shall not excuse failure to complete tasks.

The Contractor shall notify the CO within 24 hours of each accident that occurs at shipper locations or enroute involving injury to a contractor or subcontractor employee. The Contractor shall provide the CO with the following information within 48 hours of the incident:

A written description of the accident, including the location of the accident and the names of the individuals involved.

Copies of any police reports regarding the accident.

Copies of any reports filed with the contractor's insurance carrier(s) regarding the accident. In addition, within 14 days of the incident, the Contractor shall provide the CO with a summarized explanation of the occurrence and corrective action(s) that have been taken.

In the event the Contractor violates Environmental Protection Agency (EPA) or Occupational Health Administration (OSHA) regulations, the Contractor shall be held responsible and shall hold the U.S. Government harmless from any and all administrative and financial involvement. The Contractor shall perform, and is responsible for, all necessary cleanup and treatment costs.

Vehicle registration may be required on U.S. Government installations. All vehicles operated in support of this contract shall be registered, insured, licensed, and safety-inspected in accordance with all Federal, State, and local requirements.

The Contractor shall ensure that appropriate personnel have driver's licenses as mandated by Federal, State, and local laws.

40. COST ESTIMATES/PRICING

The contractor shall furnish the Contracting Officer with a price breakdown for each Task Order in writing. Unless otherwise directed, the breakdown shall be in sufficient detail to permit an analysis of all material, labor, equipment, subcontract, and overhead costs, as well as profit, and shall cover all work.

Cost estimates/pricing associated with this statement of work are subject to review and approval by the government. The Contractor shall provide fair and reasonable charges for services performed under this contract.

                               PART I - SECTION D
                              PACKAGING AND MARKING

No clauses specifically placed here.

                               PART I - SECTION E
                            INSPECTION AND ACCEPTANCE

3.10.4 QUALITY ASSURANCE

Contractor Inspection Requirements (April 1996)

The Contractor is responsible for performing or having performed all inspection and tests necessary to substantiate the supplies or services furnished under this contract conform to contract requirements, including any applicable technical requirements.

3.2.23-41 PERFORMANCE OF WORK BY THE CONTRACTOR (APR 1996)

The Contractor shall perform on the site, and with its own organization, work equivalent to at least fifteen percent (15%) of the total amount of work to be performed under the contract. This percentage may be reduced by a supplemental agreement to this contract if, during performing the work, the Contractor requests a reduction and the Contracting Officer determines that the reduction would be to the advantage of the Government.

Note: The tracking, reporting and information technology system requirements are not subject to subcontracting. (End of Clause)

                               PART I - SECTION F
                           DELIVERIES AND PERFORMANCE

3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE (JUNE 1999)

This Request for Offer (RFO) or contract, as applicable, incorporates by reference one or more provisions or clauses listed below with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available, or offerors and contractors may obtain the full text via Internet at: http://fast.faa.gov (on this web page, select "toolsets", then "procurement toolbox").

3.2.4-20 INDEFINITE QUANTITY (July 1996)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the "Ordering" clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Government shall order at least the quantity of supplies or services designated in the Schedule as the minimum.

(c) Except for any limitations on quantities in the "Order Limitations" clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 12/31/2005.

3.2.4-34 OPTION TO EXTEND SERVICES (April 1996)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within the period specified in the Schedule.

(End of clause)

3.2.4-35 OPTION TO EXTEND THE TERM OF THE CONTRACT (April 1996)

     (a) The Government may extend the term of this contract by written notice to the Contractor within SEVEN (7) DAYS; provided, that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

     (b) If the Government exercises this option, the extended contract shall be considered to include this option provision.

     (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed SIX (6) months FOUR (4) years.

     (End of clause)

                               PART I - SECTION G
                          CONTRACT ADMINISTRATION DATA

SO-G-2 MODIFICATION PROPOSALS-PRICE BREAKDOWN

The contractor, in connection with any proposal he makes for a contract modification, shall furnish a price breakdown, itemized as required by the Contracting Officer. Unless otherwise directed, the breakdown shall be in sufficient detail to permit an analysis of all material, labor, equipment, subcontract, and overhead costs, as well as profit, and shall cover all work involved in the modification, whether such work was deleted, added or changed. Any amount claimed for subcontracts shall be supported by a similar price breakdown. In addition, if the proposal includes a time extension, justification shall be furnished for the extension. The proposal, together with the price breakdown and time extension justification, shall be furnished by the date specified by the Contracting Officer.

                               PART I - SECTION H
                          SPECIAL CONTRACT REQUIREMENTS

SO-H-1 PERMITS AND LICENSES

The contractor shall determine specific permitting and license requirements where the contract work is to be performed, and provide for the effects, if any, that these requirements may have on the offer, or contract performance. Failure of the contractor to ascertain these requirements beforehand will not excuse noncompliance nor will it be the basis for modifying the contract after award to compensate for adherence to the requirement.

SO-H-2 KEY PERSONNEL

The personnel specified in the prequalification package (SIR) are considered essential to the work being performed and may, with consent of the contracting parties, be changed from time to time during the course of the contract by adding or deleting personnel as appropriate.

Prior to removing, replacing, or diverting any of the specified individuals, the Contractor shall notify, in writing, and receive consent from, the Contracting Officer reasonably in advance of the action and shall submit justification (including proposed substitution) in sufficient detail to permit evaluation of the impact on this contract.

No diversion shall be made by the Contractor without the written consent of the Contracting Officer. The Contracting Officer may ratify, in writing, the change and such ratification shall constitute the consent of the Contracting Officer required by this clause.

                               PART II - SECTION I
                                CONTRACT CLAUSES

3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE (June 1999)

     This Request for Offer (RFO) or contract, as applicable, incorporates by reference one or more provisions or clauses listed below with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available, or offerors and contractors may obtain the full text via Internet at: http://fast.faa.gov (on this web page, select "toolsets", then "procurement toolbox").

3.1.7-1      EXCLUSION FROM FUTURE AGENCY CONTRACTS (August 1997)
3.1.7-5      DISCLOSURE OF CONFLICTS OF INTEREST (May 2001)
3.2.2.3-1    FALSE STATEMENTS IN OFFERS (April 1996)
3.2.2.3-8    AUDIT AND RECORDS (April 1996)
3.2.2.3-25   PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (April 1996)
3.2.2.3-26   PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA-MODIFICATIONS
             (April 1996)
3.2.2.3-27   SUBCONTRACTOR COST OR PRICING DATA (April 1996)
3.2.2.3-28   SUBCONTRACTOR COST OR PRICING DATA-MODIFICATIONS (April 1996)
3.2.2.3-29   INTEGRITY OF UNIT PRICES (April 1996)
3.2.2.3-30   TERMINATION OF DEFINED BENEFIT PENSION PLANS (April 1996)
3.2.2.3-33   ORDER OF PRECEDENCE (January 1999)
3.2.2.3-36   REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS OTHER
             THAN PENSIONS (PRB) (April 1996)
3.2.2.3-37   NOTIFICATION OF OWNERSHIP CHANGES (April 1996)
3.2.2.7-6    PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
             CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (April
             1996)
3.2.3-2      COST ACCOUNTING STANDARDS (April 1996)
3.2.3-3      DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (April
             1996)
3.2.3-4      CONSISTENCY IN COST ACCOUNTING PRACTICES (April 1996)
3.2.3-5      ADMINISTRATION OF COST ACCOUNTING STANDARDS (April 1996)
3.2.4-5      ALLOWABLE COST AND PAYMENT (April 2001)
3.2.5-1      OFFICIALS NOT TO BENEFIT (April 1996)
3.2.5-3      GRATUITIES OR GIFTS (January 1999)
3.2.5-4      CONTINGENT FEES (October 1996)
3.2.5-5      ANTI-KICKBACK PROCEDURES (October 1996)
3.2.5-6      RESTRICTIONS ON SUBCONTRACTOR SALES TO THE FAA (April 1996)
3.2.5-8      WHISTLEBLOWER PROTECTION FOR CONTRACTOR EMPLOYEES (April 1996)
3.2.5-11     DRUG FREE WORKPLACE (April 1996)
3.3.1-8      EXTRAS (April 1996)
3.3.1-9      INTEREST (April 1996)
3.3.1-15     ASSIGNMENT OF CLAIMS (April 1996)
3.3.1-17     PROMPT PAYMENT (August 1998)
3.3.1-25     MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER (EFT) PAYMENT -
             CENTRAL CONTRACTOR REGISTRATION (CCR) (June 2001)
3.6.2-1      CONTRACT WORK HOURS AND SAFETY STANDARDS ACT-OVERTIME COMPENSATION
             (April 1996)
3.6.2-2      CONVICT LABOR (April 1996)
3.6.2-7      PREAWARD ON-SITE EQUAL OPPORTUNITY COMPLIANCE REVIEW (November
             1997)
3.6.2-9      EQUAL OPPORTUNITY (August 1998)
3.6.2-10     EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS (November
             1997)
3.6.2-11     NOTIFICATION OF VISA DENIAL (April 1996)
3.6.2-12     AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA VETERANS
             (January 1998)
3.6.2-13     AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (April 2000)
3.6.2-14     EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS OF
             VIETNAM ERA (January 1998)
3.6.2-16     NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (April 1996)
3.6.2-28     SERVICE CONTRACT ACT OF 1965, AS AMENDED (April 1996)

                               PART II - SECTION I
                                CONTRACT CLAUSES

3.6.2-30     FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT ACT-PRICE ADJUSTMENT
             (MULTIPLE YEAR AND OPTION CONTRACTS) (April 1996)
3.6.3-1      CLEAN AIR AND WATER CERTIFICATION (April 2000)
3.6.3-2      CLEAN AIR AND CLEAN WATER (April 1996)
3.6.3-10     CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (August 1998)
3.6.4-2      BUY AMERICAN ACT-SUPPLIES (July 1996)
3.6.5-1      UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN OWNED ECONOMIC
             ENTERPRISES (January 1999)
3.8.2-11     CONTINUITY OF SERVICES (April 1996)
3.8.2-19     PROHIBITION ON ADVERTISING (October 1996)
3.8.4-5      GOVERNMENT SUPPLY SOURCES (April 1996)
3.10.1-1     NOTICE OF INTENT TO DISALLOW COSTS (April 1996)
3.10.1-3     PENALTIES FOR UNALLOWABLE COSTS (October 1996)
3.10.1-4     FOB ORIGIN-GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE (April
             1996)
3.10.1-5     FOB GOVERNMENT BILLS OF LADING OR INDICIA MAIL (April 1996)
3.10.1-7     BANKRUPTCY (April 1996)
3.10.1-11    GOVERNMENT DELAY OF WORK (April 1996)
3.10.1-22    CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (July 1996)
3.10.1-24    NOTICE OF DELAY (November 1997)
3.10.2-5     COMPETITION IN SUBCONTRACTING (January 1998)
3.10.3-1     DEFINITIONS (December 1997)
3.10.4-4     INSPECTION OF SERVICES-BOTH FIXED-PRICE & COST REIMBURSEMENT (April
             1996)
3.10.4-12    INSPECTION OF TRANSPORTATION (April 1996)
3.10.6-3     TERMINATION (COST-REIMBURSEMENT) (October 1996)
3.10.6-7     EXCUSABLE DELAYS (October 1996)
3.13-3       PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (April 1996)
3.2.2.3-75   REQUESTS FOR CONTRACT INFORMATION (April 2002)

     Any contract resulting from this RFO will be considered a public document, subject to release under the Freedom of Information Act (FOIA), 5 U.S.C. Section
552. Unless covered by an exemption described in the Act, all information contained in the contract, including unit price, hourly rates and their extensions, may be released to the public upon request. Offerors are therefore urged to mark any sensitive documents submitted as a result of this Request Offer RFO that may be deemed as trade secrets, proprietary information, or privileged or confidential financial information.
(End of Clause)

3.2.4-16 ORDERING (October 1996)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from award through contract completion.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

3.2.4-17 ORDER LIMITATIONS (October 1996)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $5.000.00, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor

     (1)  Any order for a single item in excess of $100M;

                               PART II - SECTION I
                                CONTRACT CLAUSES

     (2)  Any order for a combination of items in excess of $100M; or

     (3) A series of orders from the same ordering office within THE CONTRACT TERM that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract, the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within one (1) day after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

3.2.5-12 NOTICE OF EMPLOYMENT OF FORMER UNITED STATES GOVERNMENT EMPLOYEES (SERVICE CONTRACTS) (November 1997)

(a) This clause implements the Federal Workforce Restructuring Act of 1994 ("Buyout"), P.L. 103-226. The following requirements apply to any contract, task order, or other arrangement for service contracts entered into after March 30,1994 and immediately upon knowledge of such arrangements.

(b) The offeror shall provide, along with the submittal, the following notice and certification of employment of employee(s) who were previously employed by the United States Government and received the voluntary separation incentive payment ("buyout"). This notice is required immediately upon the Contractor's knowledge at any time during the contract period. The Contractor shall provide notice to employees that in accordance with the buyout legislation, the buyout employee performing on a personal service contract for the Untied States Government is required to repay the buyout incentive.

NOTICE OF EMPLOYMENT OF FORMER UNITED STATES GOVERNMENT EMPLOYEES (SERVICE CONTRACTS)

The following individuals are former United States Government employees who are presently employed by Landstar Express America, Inc.

                                                Description of                   Date of Separation
Former Employee's Name   Agency of Employment    Contract Task   Subcontractor       from Agency
----------------------   --------------------   --------------   -------------   ------------------
                                                 Not Applicable
___________________________________________________________________________________________________
___________________________________________________________________________________________________

[X] This company has not hired and does not intend to hire any former United States Government employees who took the buyout.

Contractor's Certification

On behalf of Landstar Express America, Inc. I certify that the above information is accurate and complete to the best of my knowledge.

/s/ T.C. Larson
_____________________________________
Thomas C. Larson, Vice President-
Business Development
Contracting Officer's Certification

                               PART II - SECTION I
                                CONTRACT CLAUSES

I have reviewed the above information and have determined that:

__________ The buyout legislation has not been violated

__________ The employment is in violation of the buyout legislation and the employee is required to repay the incentive payment. The contractor shall remind the employee of his/her obligation to pay.

____________________________
[Contracting Officer's Name]

____________________________
Date

(End of clause)

3.6.2-17 PAYMENT FOR OVERTIME PREMIUMS (April 1996)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed $30.00 PER HOUR or the overtime premium is paid for work--

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

     (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

     (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

     (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

     (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

* [insert either "zero" or the dollar amount agreed to during communications. The inserted figure does not apply to the exceptions in subparagraph (a)(1) through (a)(4) of the clause.]

(End of clause)

3.6.2-29 STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (April 1996)

In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332. This Statement is for Information Only: It Is Not a Wage Determination

                               PART II - SECTION I
                                CONTRACT CLAUSES

Employee class                          Monetary Wage-Fringe Benefits
--------------                          -----------------------------
TRANSPORTATION SPECIALIST               GS-11
_____________________________________   ________________________________________
_____________________________________   ________________________________________
_____________________________________   ________________________________________
_____________________________________   ________________________________________

(End of clause)

3.6.3-3 HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (APRIL 1996)

(a) Hazardous material, as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

     Material (If none, insert None) None
     Identification No. _________________

(c) The apparently successful offeror, by acceptance of the contract, certifies that the list in paragraph (b) of this clause is complete. This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause or the certification submitted under paragraph (c) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

(f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows:

     (1) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

     (2) The Government is not precluded from using similar or identical data acquired from other sources.

(i) Except as provided in paragraph (i)(2) the Contractor shall prepare and submit a sufficient number of Material Safety Data Sheets (MSDS's), meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous materials identified in paragraph (b) of this clause.

     (1) For items shipped to consignees, the Contractor shall include a copy of the MSDS with the packing list or other suitable shipping document that accompanies each shipment. Alternatively, the Contractor is permitted to

                               PART II - SECTION I
                                CONTRACT CLAUSES

transmit MSDS's to consignees in advance of receipt of shipments by consignees, if authorized in writing by the Contracting Officer.

     (2) For items shipped to consignees identified by mailing address as agency depots, distribution centers or customer supply centers, the Contractor shall provide one copy of the MSDS's in or on each shipping container. If affixed to the outside of each container, the MSDS must be placed in a weather resistant envelope.

(End of clause)

3.9.1-1 CONTRACT DISPUTES (August 1999)

(a) All contract disputes arising under or related to this contract shall be resolved through the Federal Aviation Administration (FAA) dispute resolution system at the Office of Dispute Resolution for Acquisition (ODRA) and shall be governed by the procedures set forth in 14 C.F.R. Parts 14 and 17, which are hereby incorporated by reference. Judicial review, where available, will be in accordance with 49 U.S.C. 46110 and shall apply only to final agency decisions. A contractor may seek review of a final FAA decision only after its administrative remedies have been exhausted.

(b) The filing of a contract dispute with the ODRA may be accomplished by mail, overnight delivery, hand delivery, or by facsimile. A contract dispute is considered to be filed on the date it is received by the ODRA.

(c) Contract disputes are to be in writing and shall contain:

     (1) The contractor's name, address, telephone and fax numbers and the name, address, telephone and fax numbers of the contractor's legal representative(s) (if any) for the contract dispute;

     (2) The contract number and the name of the Contracting Officer;

     (3) A detailed chronological statement of the facts and of the legal grounds for the contractor's positions regarding each element or count of the contract dispute (i.e., broken down by individual claim item), citing to relevant contract provisions and documents and attaching copies of those provisions and documents;

     (4) All information establishing that the contract dispute was timely filed;

     (5) A request for a specific remedy, and if a monetary remedy is requested, a sum certain must be specified and pertinent cost information and documentation (e.g., invoices and cancelled checks) attached, broken down by individual claim item and summarized; and

     (6) The signature of a duly authorized representative of the initiating party.

(d) Contract disputes shall be filed at the following address:

     (1)  Office of Dispute Resolution for Acquisition, AGC-70,
          Federal Aviation Administration,
          400 7th Street, S.W., Room 8332,
          Washington, DC 20590,

Telephone: (202) 366-6400, Facsimile: (202) 366-7400; or

     (2)  other address as specified in 14 CFR Part 17.

(e) A contract dispute against the FAA shall be filed with the ODRA within two
(2) years of the accrual of the contract claim involved. A contract dispute by the FAA against a contractor (excluding contract disputes alleging warranty issues, fraud or latent defects) likewise shall be filed within two (2) years after the accrual of the contract claim. If an underlying contract entered into prior to the effective date of this part provides for time limitations for filing of contract disputes with the ODRA which differ from the aforesaid two
(2) year period, the limitation periods in the contract shall control over the limitation period of this section. In no event will either party be permitted to file with the ODRA a contract dispute seeking an equitable adjustment or other damages after the contractor has accepted final contract payment, with the exception of FAA claims related to warranty issues, gross mistakes amounting to fraud or latent defects. FAA claims against the contractor based on warranty issues must be filed within the time specified under applicable contract warranty provisions. Any FAA claims against the contractor

                               PART II - SECTION I
                                CONTRACT CLAUSES

based on gross mistakes amounting to fraud or latent defects shall be filed with the ODRA within two (2) years of the date on which the FAA knew or should have known of the presence of the fraud or latent defect.

(f) A party shall serve a copy of the contract dispute upon the other party, by means reasonably calculated to be received on the same day as the filing is to be received by the ODRA.

(g) After filing the contract dispute, the contractor should seek informal resolution with the Contracting Officer.

(h) The FAA requires continued performance with respect to contract disputes arising under this contract, in accordance with the provisions of the contract, pending a final FAA decision.

(i) The FAA will pay interest on the amount found due and unpaid from (1) the date the Contracting Officer receives the contract dispute, or (2) the date payment otherwise would be due, if that date is later, until the date of payment. Simple interest on contract disputes shall be paid at the rate fixed by the Secretary of the Treasury that is applicable on the date the Contracting Officer receives the contract dispute and then at the rate applicable for each 6-month period as fixed by the Treasury Secretary until payment is made.

(j) Additional information and guidance about the ODRA dispute resolution process for contract disputes can be found on the ODRA Website at http://www.faa.gov.

(End of clause)

3.9.1-2 PROTEST AFTER AWARD (August 1997)

(a) Upon receipt of a notice that a protest has been filed with the FAA Office of Dispute Resolution, or a determination that a protest is likely, the Administrator or his designee may instruct the Contracting Officer to direct the Contractor to stop performance of the work called for by this contract. The order to the Contractor shall be in writing, and shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Upon receipt of the final decision or other resolution of the protest, the Contracting Officer shall either--

     (1) Cancel the stop-work order; or

     (2) For other than cost-reimbursement contracts, terminate the work covered by the order as provided in the "Default" or the "Termination for Convenience of the Government" clause(s) of this contract; or

     (3) For cost-reimbursement contracts, terminate the work covered by the order as provided in the "Termination" clause of this contract.

(b) If a stop-work order issued under this clause is canceled either before or after the final resolution of the protest, the Contractor shall resume work. The Contracting Officer shall make for other than cost-reimbursement contracts, an equitable adjustment in the delivery schedule or contract price, or both; and for cost-reimbursement contracts, an equitable adjustment in the delivery schedule, the estimated cost, the fee, or a combination thereof, and in any other terms of the contract that may be affected; and the contract shall be modified, in writing, accordingly, if--

     (1) The stop-work order results in an increase in the time required for, or in the Contractor's cost properly allocable to, the performance of any part of this contract; and

     (2) The Contractor asserts its right to an adjustment within 30 days after the end of the period of work stoppage; provided, that if the Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon a proposal submitted at any time before final payment under this contract.

(c) If a stop-work order is not canceled and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

(d) If a stop-work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer shall allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.

(e) The Government's rights to terminate this contract at any time are not affected by action taken under this clause.

                               PART II - SECTION I
                                CONTRACT CLAUSES

(End of clause)

3.10.1-9 STOP-WORK ORDER (October 1996)

(a) The Contracting Officer may, at any time, by written order to the Contractor, require the Contractor to stop all, or any part, of the work called for by this contract for a period of 90 days after the order is delivered to the Contractor, and for any further period to which the parties may agree. The order shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Within a period of 90 days after a stop-work order is delivered to the Contractor, or within any extension of that period to which the parties shall have agreed, the Contracting Officer shall either--

     (1) Cancel the stop-work order; or

     (2) Terminate the work covered by the order as provided in the termination for default or the termination for convenience clause of this contract.

(b) If a stop-work order issued under this clause is canceled or the period of the order or any extension thereof expires, the Contractor shall resume work. The Contracting Officer shall make an equitable adjustment in the delivery schedule or contract price, or both, and the contract shall be modified, in writing, accordingly, if--

     (1) The stop-work order results in an increase in the time required for, or in the Contractor's cost properly allocable to, the performance of any part of this contract; and

     (2) The Contractor asserts its right to the adjustment within 30 days after the end of the period of work stoppage; provided, that, if the Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon a claim submitted at any time before final payment under this contract.

(c) If a stop-work order is not canceled, and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

(d) If a stop-work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer shall allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.

(End of clause)

3.10.1-9/ALTL STOP-WORK ORDER ALTERNATE I (October 1996)

If this clause is inserted in a cost-reimbursement contract, substitute in subparagraph (a)(2) "termination clause" for "termination for default or termination for convenience clause" and in paragraph (b) substitute the words "an equitable adjustment in the delivery schedule, the estimated cost, the fee, or a combination thereof, and in any other terms of the contract that may be affected" for the words "an equitable adjustment in the delivery schedule or contract price, or both."

3.10.2-2 SUBCONTRACTS (COST-REIMBURSEMENT AND CEILING PRICED CONTRACTS) (October
1996)

(a) Subcontract, as used in this clause, includes but is not limited to purchase orders, and changes and modifications to purchase orders. The Contractor shall notify the Contracting Officer reasonably in advance of entering into any subcontract if:

     (1) The proposed subcontract is of the cost-reimbursement, time-and-materials, or labor-hour type;

     (2) The proposed subcontract is fixed-price and exceeds either $100,000 or 5 percent of the total estimated cost of this contract;

     (3) The proposed subcontract has experimental, developmental, or research work as one of its purposes; or

     (4) This contract is not a facilities contract and the proposed subcontract provides for the fabrication, purchase, rental, installation; or other acquisition of special test equipment valued in excess of $5,000 or of any items of facilities.

                               PART II - SECTION I
                                CONTRACT CLAUSES

(b) (1) In the case of a proposed subcontract that (i) is of the cost-reimbursement, time-and-materials, or labor-hour type and is estimated to exceed $25,000 including any fee, (ii) is proposed to exceed $100,000, or (iii) is one of a number of subcontracts with a single subcontractor, under this contract, for the same or related supplies or services that, in the aggregate, are expected to exceed $l00,000, the advance notification required by paragraph
(a) above shall include the information specified in subparagraph (2) below.

     (2) (i) A description of the supplies or services to be subcontracted.

          (ii) Identification of the type of subcontract to be used.

          (iii) Identification of the proposed subcontractor and an explanation of why and how the proposed subcontractor was selected, including the competition obtained.

          (iv) The proposed subcontract price and the Contractor's cost or price analysis.

          (v) The subcontractor's current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

          (vi) The subcontractor's Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

          (vii) A negotiation memorandum reflecting--

               (A) The principal elements of the subcontract price negotiations;

               (B) The most significant considerations controlling establishment of initial or revised prices;

               (C) The reason cost or pricing data were or were not required;

               (D) The extent, if any, to which the Contractor did not rely on the subcontractor's cost or pricing data in determining the price objective and in negotiating the final price;

               (E) The extent to which it was recognized in the negotiation that the subcontractor's cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

               (F) The reasons for any significant difference between the Contractor's price objective and the price negotiated; and

               (G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(c) The Contractor shall obtain the Contracting Officer's written consent before placing any subcontract for which advance notification is required under paragraph (a) above. However, the Contracting Officer may ratify in writing any such subcontract. Ratification shall constitute the consent of the Contracting Officer.

(d) If the Contractor has an approved purchasing system and the subcontract is within the scope of such approval, the Contractor may enter into the subcontracts described in subparagraphs (a)(1) and (a)(2) of this clause without the consent of the Contracting Officer.

(e) Even if the Contractor's purchasing system has been approved, the Contractor shall obtain the Contracting Officer's written consent before placing subcontracts identified below:

     _____________________________

     _____________________________

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor's purchasing system shall constitute a determination:

     (1) of the acceptability of any subcontract terms or conditions,

     (2) of the allowability of any cost under this contract, or

                               PART II - SECTION I
                                CONTRACT CLAUSES

     (3) to relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis.

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) (1) Reserved.

     (2) Additionally, the Contractor shall include in each cost- reimbursement subcontract under this contract a requirement that the subcontractor insert the substance of the appropriate modified subparagraph referred to in subparagraph
(1) above in each lower tier price redetermination or incentive price revision subcontract under that subcontract.

(j) To facilitate small business participation in subcontracting, the Contractor agrees to provide payments on subcontracts under this contract that are fixed-price subcontracts with small business concerns in conformity with the standards for customary payments, as in effect on the date of this contract. The Contractor further agrees that the need for such financing payments will not be considered a handicap or adverse factor in the award of subcontracts.

(k) The Government reserves the right to review the Contractor's purchasing system.

(End of clause)

3.11-2 PERMITS, AUTHORITIES, OR FRANCHISES (April 1999)

(a) The offeror does [x], does not [ ], hold authorization from the Federal Highway Administration (FHWA) or other cognizant regulatory body. If authorization is held, it is as follows:

      Federal Highway Administration (FHWA)
      No. MC-206847 Sub No. 2
      MC 2067847 SUB 9 C
      No. MC 206847 (Sub 4-P)
      FF 3170 P

      Federal Maritime Commission (FMC)
      OTI013869

(c) The offeror shall furnish to the Government, if requested, copies of the authorization before moving the material under any contract awarded. In addition, the offeror shall, at the offeror's expense, obtain and maintain any permits, franchises, licenses, and other authorities issued by State and local governments.

(End of clause)

3.11-8 ESTIMATED WEIGHTS OR QUANTITIES NOT GUARANTEED (April 1999)

The estimated weights or quantities are not a guarantee of actual weights or quantities, as the Government does not guarantee any particular volume of traffic described in this contract. However, to the extent services are required as described in this contract and in accordance with the terms of this contract, orders for these services will be placed with the Contractor.

(End of clause)

3.11-14 CONTRACTOR RESPONSIBILITY FOR RECEIPT OF SHIPMENT (April 1999)

The Contractor shall diligently count and examine all goods tendered for shipment, receipt for them, and make appropriate written exception for any goods not in apparent good order.

(End of clause)

3.11-16 CONTRACTOR RESPONSIBILITY FOR RETURNING UNDELIVERED FREIGHT (April 1999)

     (a) When, through no fault of the Contractor, a shipment cannot be delivered, the Contractor shall contact the shipper for disposition instructions. If the shipment is ordered returned to the origin point, the charges assessed for the return trip shall be the same as the charges assessed for the outbound trip. The shipper shall maintain a record of the goods that, through no fault of the Contractor, could not be delivered and are returned to the shipper. If, at a future date, the returned goods are determined to be related to a claim against the Contractor, the claim will be adjusted accordingly.

                               PART II - SECTION I
                                CONTRACT CLAUSES

     (b) When, through the fault of the Contractor, a shipment cannot be delivered, the Contractor shall return the shipment to the origin point at no charge to the Government. Any charges incurred for redelivery, which are in excess of the charges that would have been incurred under this contract, shall be for the Contractor's account in accordance with the Default clause of the contract.

(End of clause)

3.11-18 MULTIPLE SHIPMENTS (April 1999)

When multiple shipments are tendered at one time to the Contractor for movement from one origin to multiple consignees at the same destination, the rate charged for each shipment shall be the rate applicable to the aggregate weight.

(End of clause)

3.1 1-21 CONTRACTOR LIABILITY FOR PERSONAL INJURY AND/OR PROPERTY DAMAGE (April
1999)

(a) The Contractor assumes responsibility for all damage or injury to persons or property occasioned through the use, maintenance, and operation of the Contractor's vehicles or other equipment by, or the action of, the Contractor or the Contractor's employees and agents.

(b) The Contractor, at the Contractor's expense, shall maintain adequate public liability and property damage insurance during the continuance of this contract, insuring the Contractor against all claims for injury or damage.

(c) The Contractor shall maintain Workers' Compensation and other legally required insurance with respect to the Contractor's own employees and agents.

(d) The Government shall in no event be liable or responsible for damage or injury to any person or property occasioned through the use, maintenance, or operation of any vehicle or other equipment by, or the action of, the Contractor or the Contractor's employees and agents in performing under this contract, and the Government shall be indemnified and saved harmless against claims for damage or injury in such cases.

(End of clause)

3.11-22 CONTRACTOR LIABILITY FOR LOSS OF AND/OR DAMAGE TO FREIGHT OTHER THAN HOUSEHOLD GOODS (April 1999)

Except when loss and/or damage arises out of causes beyond the control and without the fault or negligence of the Contractor, the Contractor shall assume full liability for any and all goods lost and/or damaged in the movement covered by this contract.

(End of clause)

3.1 1-27 Contract Not Affected by Oral Agreement (April 1999)

No oral statement of any person shall modify or otherwise affect the terms, conditions, or specifications stated in this contract. All modifications to the contract must be made in writing by the Contracting Officer or an authorized representative.

(End of clause)

3.1 1-28 CONTRACTOR'S INVOICES (April 1999)

The Contractor shall submit itemized invoices as instructed by the Federal Aviation Administration (FAA) ordering services under this contract. The Contractor shall annotate each invoice with the contract number and other ordering office document identification.

(End of clause)

3.13-1 APPROVAL OF CONTRACT (April 1996)

This contract is subject to the written approval of [identify title of designated agency official here] and shall not be binding until so approved.

(End of clause)

                               PART II - SECTION I
                                CONTRACT CLAUSES

3.13-6 CONTRACTOR PERSONNEL SUITABILITY REQUIREMENTS (October 2001)

     (a)  Definitions.

     (b) (1) Access - In general the term "access' is defined as the ability to physically enter or pass through an FAA area or a facility; or having the physical ability or authority to obtain FAA sensitive information, materials or resources. In relation to classified information, the ability, authority or opportunity to obtain knowledge of such information or materials.

          (2) Classified information - means official information or material that requires protection in the interest of national security and is classified for such purpose by appropriate classification authority in accordance with the provisions of Executive Order 12958, Classified National Security Information, in accordance with the provisions of Executive Order 12968, Access to Classified.

          (3) Contractor employee as used for personnel security - any person employed as or by a contractor, subcontractor or consultant in support of the FAA.

          (4) FAA Facility as it applies to personnel security - any manned or unmanned building, structure, warehouse, appendage, storage area, utilities, and components, which, when related by function and location form an operating entity owned, operated, or controlled by the FAA.

          (5) Operating Office - a FAA line of business, an office or service in FAA headquarters, or a FAA division level organization in a region or center.

          (6) Resources - FAA resources includes a physical plant, information databases including hardware and software, as well as manual records pertaining to agency mission or personnel.

          (7) Sensitive Information - any information which if subject to unauthorized access, modification, loss, or misuse could adversely affect the national interest, the conduct of Federal programs, or the privacy to which individuals are entitled under Section 552a of Title 5, United States Code (the Privacy Act), but which has not been specifically authorized under criteria established by an Executive Order or an Act of Congress to be kept secret in the interest of national defense or foreign policy. Sensitive data also includes proprietary data.

          (8) Servicing Security Element - the FAA headquarters, region, or center organizational element that is responsible for providing security services to a particular activity.

          This clause applies to the extent that this contract requires contractor employees, subcontractors, or consultants to have unescorted access to FAA: (1) facilities, (2) sensitive information, and/or (3) resources regardless of the location where such access occurs, and none of the exceptions of FAA Order 1600.72, Contractor and Industrial Security Program, chapter 4, paragraphs 403g, 403i-I, and/or 409, pertains. Definitions of applicable terminology are contained in the corresponding guidance and Order 1600.72, appendix 1.

          (c) Consistent with FAA Order 1600.72, the FAA Servicing Security Element (SSE) has approved designated risk levels for the following positions under the contract:

          POSITION                    RISK LEVEL
          --------                    ----------
          TRANSPORTATION SPECIALIST        5

          (d) Not later than FIFTEEN (15) DAYS, not to exceed a maximum of 30 days, after contract award (or date of modification, if this provision is included by modification to an existing contract), for each employee in a listed position, provided, no previous background investigations can be supported as described below, the contractor shall submit the following documentation to the SSE for an employment suitability determination.

          - Standard Form (SF) 85P, Questionnaire for Public Trust Positions, revised September 1995. The SF 85P shall be completed (all questions answered) in accordance with the instruction sheet.

                               PART II - SECTION I
                                CONTRACT CLAUSES

          - One fingerprint card (FD-258). Fingerprinting facilities are available through the SSE and local police department. All fingerprint cards shall be written in black ink or typewritten with all answerable question blocks completed and shall be signed and dated within the 60-day period preceding the submission.

          The type of investigation conducted will be determined by the position risk level designation for all duties, functions, and/or tasks performed and shall serve as the basis for granting a favorable employment suitability authorization as described in FAA Order 1600.72. If an employee has had a previous Government-directed background investigation that meets the requirements of Chapter 4 of FAA Order 1600.72, it will be accepted by the FAA. However, the FAA reserves the right to conduct further investigations, if necessary. For each contractor employee for which a previous background investigation was completed, the Contractor shall provide, in writing to the SSE, the name, date of birth, place of birth, and social security number of the employee, the name of the investigating entity, type of background investigation conducted, and approximate date the previous background investigation was completed.

          The Contractor shall submit the required information with a transmittal letter referencing the contract number and this request to:

          SOUTHERN REGION

               FEDERAL AVIATION ADMINISTRATION
               ATTENTION: IMA J. LAMAR, ASO-55B
               1701 COLUMBIA AVENUE
               COLLEGE PARK, GA 30337

          The transmittal letter shall also include a list of all of the names of contractor employees and their positions for which completed forms will be submitted to the SSE pursuant to this Clause. A copy of the transmittal letter shall also be provided to the Contracting Officer.

          (e) The contractor shall submit the information required by Section
          (c) of this Clause for any new employee not listed in the Contractor's initial thirty (30) day submission who is hired into any position identified in Section of this Clause.

          (f) The contracting officer will provide notice to the contractor when any contractor employee is found to be unsuitable or otherwise objectionable, or whose conduct appears contrary to the public interest, or inconsistent with the best interest of national security. The contractor shall take appropriate action, including the removal of such employee from working on this FAA contract, at their own expense.

          (g) No contractor employee shall work in a high, moderate, or low risk position unless the SSE has received all forms necessary to conduct any required investigation and has authorized the contractor employee to begin work. However, if this provision is added by modification to an existing contract, contractor employees performing in the positions listed above may continue work on the contract pending:

          (1) the submittal of all necessary forms within [CO to insert information] days, but not to exceed a maximum of 30 days, and

          (2) completion of a suitability investigation by the SSE, subject to the following conditions:

          (State any SSE conditions such as restricted access to sensitive information or facilities. Specify information or facilities. If the SSE imposes no conditions, state "None").

          If the necessary forms are not submitted by the Contractor to the SSE within 30 days of the effective date of the modification, the contractor employee shall be denied access to FAA facilities, sensitive information and/or resources until such time as the forms are submitted and the SSE has authorized the contractor employee to begin work.

          (h) As applicable, the Contractor shall submit quarterly reports providing the following information to the Contracting Officer with a copy to the SSE and the Operating Office on or before the fifth (5th) day following each report period: A complete listing by full name in alphabetical order with the social security number, of all contractor personnel who had access, to an FAA facility, sensitive information and/or resources anytime during the report period (date of birth and social security number shall be omitted from CO and Operating Office copies of report(s). Additionally, the Contractor shall submit to the SSE and CO

                               PART II - SECTION I
                                CONTRACT CLAUSES

          on or before the fifth (5th) day of each month, any employment changes made during the reporting period. Examples of such changes are terminations (to include name, SSN, hire date), and name changes. All lists must be in alphabetical order and have the name of the contractor and the contract number.

          (i) The Contractor shall notify the CO within one (1) day after any employee identified pursuant to Section (c) of this Clause is terminated from performance on the contract.

          (j) The Contracting Officer may also, after coordination with the SSE and other security specialists, require contractor employees to submit any other security information (including additional fingerprinting) deemed reasonably necessary to protect the interests of the FAA. In this event, the Contractor shall provide, or cause each of its employees to provide such security information to the SSE, and the same transmittal letter requirements of Section (c) of this Clause shall apply.

          (k) The contactor and/or subcontractor(s) will immediately contact the FAA Civil Aviation Security Division or Staff [CO to insert Division or Staff routing symbol and phone number] in the event an employee is arrested (detained by law enforcement for any offenses, other than minor traffic offenses) or is involved in theft of government property or the contractor becomes aware of any information that may raise a question about the suitability of a contractor employee.

          (l) Failure to submit information required by this clause within the time required may be determined by the Contracting Officer a material breach of the contract.

          (m) If subsequent to the effective date of this contract, the security classification or security requirements under this contract are changed by the Government and if the changes cause an increase or decrease in direct contract costs or otherwise affect any other term or condition of this contract, the contract shall be subject to an equitable adjustment.

          (n) The contractor agrees to insert terms that conform substantially to the language of this clause, including this paragraph (1) but excluding any reference to the Changes clause of this contract, in all subcontracts under this contract that involve access and where the exceptions under Chapter 4, paragraphs 403g, 403i-I, and 409 of FAA Order 1600.72 do not apply.

(End of clause)

3.13-8 FOREIGN NATIONALS AS CONTRACTOR EMPLOYEES (October 2001)

(a) Each employee of the Contractor shall be a citizen of the United States of America, or an alien who has been lawfully admitted for permanent residence as evidenced by Alien Registration Receipt Card Form I-151, or who presents other evidence from the Immigration and Naturalization Service that employment will not affect his/her immigration status.

(b) Aliens and foreign nationals proposed under this contract must meet the following conditions in accordance with FAA Order 1600.72, chapter 4, paragraph 407:

          (1) must have resided within the United States for 3 consecutive years of the last 5 years unless a waiver of this requirement is requested and approved in accordance with the requirements stated in FAA Order 1600.72, chapter 4, paragraph 409(b)(3);

          (2) a risk or sensitivity level designation can be made for the position; and

          (3) the appropriate security screening can be adequately conducted.

(End of clause)

3.13-9 GOVERNMENT-ISSUED KEYS, IDENTIFICATION BADGES, AND VEHICLE DECALS (October 2001)

(a) It may become necessary for the Government to issue keys, identification
(ID) cards, vehicle decals, and/or access control cards to contractor employees. Prior to or upon completion or termination of the work required hereunder, the contractor shall return all such Government-issued items to the issuing office kith notification to the Contracting Officer's Technical Representative (COTR). When contractor employees who have been issued such items are terminated or no longer required to perform the work, the Government-issued items shall be returned to the Government within three workdays or upon termination of the contract or the employee. Improper use, possession

                               PART II - SECTION I
                                CONTRACT CLAUSES

or alteration of FAA issued keys, ID cards and/or vehicle decals is subject to penalties under Title 18, USC 499, 506, and 701.

(b) In the event such keys, ID cards, or vehicle decals are not returned, the contractor understands and agrees that the Government may, in addition to any other withholding provision of the contract, withhold [CO to enter appropriate amount] for each key, ID card, and vehicle decal not returned. If the keys, ID cards, or vehicle decals are not returned within 30 days from the date the withholding action was initiated, any amount so withheld will be forfeited by the contractor.

(c) Access to aircraft ramp/hangar areas is authorized only to those persons displaying a flight line identification card and for vehicles, a current ramp permit issued pursuant to Part 107 of the Federal Aviation Regulations.

(d) The Government retains the right to inspect inventory, or audit ID cards, keys, vehicle decals, and access control cards issued to the contractor in connection with the contract at the convenience of the Government. Any items not accounted for the satisfaction of the Government shall be assumed to be lost and the provisions of section (b) shall apply.

(e) Keys shall be obtained from the COTR who will require the contractor to sign a receipt for each key obtained. Lost keys, ID cards, vehicle decals, and access control cards shall immediately be reported concurrently to the Contracting Officer (CO), COTR, SSE, (ALEASE BROOKS, ASO-711.2. Electronic keying cards are handled in the same manner as metal keys.

(f) Each contract employee, during all times of on-site performance at the ALL FAA AND FEDERAL FACILITIES shall prominently display his/her current and valid identification card on the front portion of his/her body between the neck and waist.

     (1) Prior to any contractor employee obtaining any ID media or vehicle decals, the contractor shall submit complete documentation required under AMS clause 3.13-6, Security Requirements and shall be authorized to begin work by the SSE.

     (2) To obtain the ID card, contractor employee shall submit an identification Card/Credential Application (DOT 1681) signed by the contractor employee and authorized by the CO or the COTR. The DOT 1681 signed by the contractor employee and authorized by the CO or the COTR. The DOT 1681 shall be submitted at the same time the personnel security investigation paperwork required by AMS clause 3.13-6, Contractor Personnel Suitability Requirements is submitted. The DOT 1681 shall contain, as a minimum. Under the "Credential Justification" heading, the name of the contract

     (3) tor/company, the contract number or the appropriate acquisition identification number, the expiration date of the contract or the task (whichever is sooner), and the required signatures. This paperwork shall be submitted to ALEASE BROOKS, ASO-700, BY THE CONTRACTOR IN A SEALED ENVELOPE EITHER HAND CARRIED BY THE CONTRACTOR OR SENT VIA U.S. MAIL TO: FEDERAL AVIATION ADMINISTRATION, SOUTHERN REGION, ASO-700, ATTENTION ALEASE BROOKS, 1701 COLUMBIA AVENUE, COLLEGE PARK, GEORGIA 30337. The contractor will be notified when the DOT 1681 has been approved and is ready for processing by the [CO to insert name and location of the person who will process the document]. Arrangement for processing the identification cards, including photographs and lamination can be made by contacting ALEASE BROOKS, ASO-711.2 AT (404) 305-6794.

     (4) The contractor's project manager shall receive and sign for each ID card issued on the reverse of the DOT 1681. The DOT 1681 will be tracked by the Government for accountability purposes.

(g) The contractor is responsible for ensuring final out-processing is accomplished for all departing contractor employees. Final out-processing will be accomplished by close of business the final workday of the contractor employee or the next day under special conditions. [CO to insert name of local contract employee clearance form] will be completed by the contractor and copies will be distributed to the COTR, CO, and [CO to insert security division or staff] after completion.

(End of clause)

                               PART II - SECTION I
                                CONTRACT CLAUSES

SO-I-1 SECTION 508 WARRANTY

The contractor warrants that the products and or services provided under this contract comply with the accessibility standards under Section 508 of the Rehabilitation Act of 1973 identified in Section C of the contract and attached at Section J.

Failure to comply with this clause shall be considered a material breech of the contract and may result in termination of the contract pursuant to the default clause.

                              PART III - SECTION J
               LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

36 CODE OF FEDERAL REGULATIONS (CFR) PART 1194 SUBPART B SECTION 21 Software Applications and Operating Systems

- (a) When software is designed to run on a system that has a keyboard, product functions shall be executable from keyboard where the function itself or the result of performing a function can be discerned textually.

- (b) Applications shall not disrupt or disable activated features of other products that are identified as accessibility features, where those features are developed and documented according to industry standards. Applications also shall not disrupt or disable activated features of any operating system that are identified as accessibility features where the application programming interface for those accessibility features has been documented by the manufacturer of the operating system and is available to the product developer.

- (c) A well-defined on-screen indication of the current focus shall be provided that moves among interactive interface elements as the input focus changes. The focus shall be programmatically exposed so that assistive technology can track focus and focus changes.

- (d) Sufficient information about a user interface element including the identity, operation and state of the element shall be available to assistive technology. When an image represents a program element, the information conveyed by the image must also be available in text.

- (e) When bitmap images are used to identify controls, status indicators, or other programmatic elements, the meaning assigned to those images shall be consistent throughout an application's performance.

- (f) Textual information shall be provided through operating system functions for displaying text. The minimum information that shall be made available is text content, text input caret location, and text attributes.

- (g) Applications shall not override user selected contrast and color selections and other individual display attributes.

- (h) When animation is displayed, the information shall be displayable in at least one non-animated presentation mode at the option of the user.

- (i) Color coding shall not be used as the only means of conveying information, indicating an action, prompting response, or distinguishing a visual element.

- (j) When a product permits a user to adjust color and contrast settings, a variety of color selections capable of producing a range of contrast levels shall be provided.

- (k) Software shall not use flashing or blinking text, objects, or other elements having a flash or blink frequency greater than 2 Hz and lower than 55 Hz.

- (l) When electronic forms are used, the form shall allow people using assistive technology to access the information, field elements, and functionality required for completion and submission of the form, including all directions and cues.

                              PART III - SECTION J
               LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

36 CODE OF FEDERAL REGULATIONS PART 1194 SUBPART B SECTION 22 Web-Based Intranet and Internet Information and Applications

- (a) A text equivalent for every non-text element shall be provided (e.g., via "alt", "longdesc", or in element content).

- (b) Equivalent alternatives for any multimedia presentation shall be synchronized with the presentation.

- (c) Web pages shall be designed so that all information conveyed with color is also available without color, for example from context or markup.

- (d) Documents shall be organized so they are readable without requiring an associated style sheet.

- (e) Redundant text links shall be provided for each active region of a server-side image map.

- (f) Client-side image maps shall be provided instead of server-side image maps except where the regions cannot be defined with an available geometric shape.

-    (g) Row and column headers shall be identified for data tables.

- (h) Markup shall be used to associate data cells and header cells for data tables that have two or more logical levels of row or column headers.

- (i) Frames shall be titled with text that facilitates frame identification and navigation.

- (j) Pages shall be designed to avoid causing the screen to flicker with a frequency greater than 2 Hz and lower than 55Hz.

- (k) A text-only page, with equivalent information or functionality, shall be provided to make a web site comply with the provisions of this part, when compliance cannot be accomplished in any other way. The content of the text-only page shall be updated whenever the primary page changes.

- (l) When pages utilize scripting languages to display content, or to create interface elements, the information provided by the script shall be identified with functional text that can be read by assistive technology.

- (m) When a web page requires that an applet, plug-in or other application be present on the client system to interpret page content, the page must provide a link to a plug-in or applet that complies with Section 1194.21(a) through (l).

- (n) When electronic forms are designed to be completed on-line, the form shall allow people using assistive technology to access the information, field elements, and functionality required for completion and submission of the form, including all directions and cues.

- (o) A method shall be provided that permits users to skip repetitive navigation links.

- (p) When a timed response is required, the user shall be alerted and given sufficient time to indicate more time is required.

                              PART III - SECTION J
               LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

36 CODE OF FEDERAL REGULATIONS 1194 SUBPART B SECTION 23
TELECOMMUNICATION PRODUCTS

- (a) Telecommunications products or systems which provide a function allowing voice communication and which do not themselves provide a TTY functionality shall provide a standard non-acoustic connection point for TTYs. Microphones shall be capable of being turned on and off to allow the user to intermix speech with TTY use.

- (b) Telecommunications products which include voice communication functionality shall support all commonly used cross-manufacturer non-proprietary standard TTY signal protocols.

- (c) Voice mail, auto-attendant, and interactive voice response telecommunications systems shall be usable by TTY users with their TTYs.

- (d) Voice mail, messaging, auto-attendant, and interactive voice response telecommunications systems that require a response from a user within a time interval, shall give an alert when the time interval is about to run out, and shall provide sufficient time for the user to indicate more time is required.

- (e) Where provided, caller identification and similar telecommunications functions shall also be available for users of TTYs, and for users who cannot see displays.

- (f) For transmitted voice signals, telecommunications products shall provide a gain adjustable up to a minimum of 20dB. For incremental volume control, at least one intermediate step of 12 dB of gain shall be provided.

- (g) If the telecommunications product allows a user to adjust the receive volume, a function shall be provided to automatically reset the volume to the default level after every use.

- (h) Where a telecommunications product delivers output by an audio transducer which is normally held up to the ear, a means for effective magnetic wireless coupling to hearing technologies shall be provided.

- (i) Interference to hearing technologies (including hearing aids, cochlear implants, and assistive listening devices) shall be reduced to the lowest possible level that allows a user of hearing technologies to utilize the telecommunications product.

- (j) Products that transmit or conduct information or communication shall pass through cross-manufacturer, non-proprietary, industry-standard codes, translation protocols, formats or other information necessary to provide the information or communication in a usable format. Technologies which use encoding, signal compression, format transformation, or similar techniques shall not remove information needed for access or shall restore it upon delivery.

- (k) Products which have mechanically operated controls or keys, shall comply with the following:

     (1) Controls and keys shall be tactilely discernible without activating the controls or keys.

     (2) Controls and keys shall be operable with one hand and shall not require tight grasping, pinching, or twisting of the wrist. The force required to activate controls and keys shall be 5 lbs. (22.2 N) maximum.

     (3) If key repeat is supported, the delay before repeat shall be adjustable to at least 2 seconds. Key repeat rate shall be adjustable to 2 seconds per character.

     (4) The status of all locking or toggle controls or keys shall be visually discernible, and discernible either through touch or sound.

                              PART III - SECTION J
               LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

36 CODE OF FEDERAL REGULATIONS PART 1194 SUBPART B SECTION 24 VIDEO AND MULTIMEDIA PRODUCTS

- (a) All analog television displays 13 inches and larger, and computer equipment that includes analog television receiver or display circuitry, shall be equipped with caption decoder circuitry which appropriately receives, decodes, and displays closed captions from broadcast, cable, videotape, and DVD signals. As soon as practicable, but not later than July 1, 2002, wide screen digital television (DTV) displays measuring at least
     7.8 inches vertically, DTV sets with conventional displays measuring at least 13 inches vertically, and stand-alone DTV tuners, whether or not they are marketed with display screens, and computer equipment that includes DTV receiver or display circuitry, shall be equipped with caption decoder circuitry which appropriately receives, decodes, and displays closed captions from broadcast, cable, videotape, and DVD signals.

- (b) Television tuners, including tuner cards for use in computers, shall be equipped with secondary audio program playback circuitry.

- (c) All training and informational video and multimedia productions which support the agency's mission, regardless of format, that contain speech or other audio information necessary for the comprehension of the content, shall be open or closed captioned.

- (d) All training and informational video and multimedia productions that support the agency's mission, regardless of format, that contain visual information necessary for the comprehension of the content, shall be audio described.

- (e) Display or presentation of alternate text presentation or audio descriptions shall be user-selectable unless permanent.

                              PART III - SECTION J
               LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

36 CODE OF FEDERAL REGULATIONS PART 1194 SUBPART B SECTION 26 Desktop and Portable Computers

-    (a) All mechanically operated controls and keys shall comply with
     Section 1194.23 (k) (1) through (4).

- (b) If a product utilizes touch screens or touch-operated controls, an input method shall be provided that complies with Section 1194.23 (k) (1) through (4).

- (c) When biometric forms of user identification or control are used, an alternative form of identification or activation, that does not require the user to possess particular biological characteristics, shall also be provided.

- (d) Where provided, at least one of each type of expansion slots, ports and connectors shall comply with publicly available industry standards.

                              PART III - SECTION J
               LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

36 CODE OF FEDERAL REGULATIONS PART 1194 SUBPART C-SECTION 41 Functional Performance Criteria

- (a) At least one mode of operation and information retrieval that does not require user vision shall be provided, or support for assistive technology used by people who are blind or visually impaired shall be provided.

- (b) At least one mode of operation and information retrieval that does not require visual acuity greater than 20/70 shall be provided in audio and enlarged print output working together or independently, or support for assistive technology used by people who are visually impaired shall be provided.

- (c) At least one mode of operation and information retrieval that does not require user hearing shall be provided, or support for assistive technology used by people who are deaf or hard of hearing shall be provided.

- (d) Where audio information is important for the use of a product, at least one mode of operation and information retrieval shall be provided in an enhanced auditory fashion, or support for assistive hearing devices shall be provided.

- (e) At least one mode of operation and information retrieval that does not require user speech shall be provided, or support for assistive technology used by people with disabilities shall be provided.

- (f) At least one mode of operation and information retrieval that does not require fine motor control or simultaneous actions and that is operable with limited reach and strength shall be provided.

                              PART III - SECTION J
               LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

36 CODE OF FEDERAL REGULATIONS PART 1194 SUBPART D-SECTION 41 INFORMATION, DOCUMENTATION, AND SUPPORT

- (a) Product support documentation provided to end-users shall be made available in alternate formats upon request, at no additional charge.

- (b) End-users shall have access to a description of the accessibility and compatibility features of products in alternate formats or alternate methods upon request, at no additional charge.

- (c) Support services for products shall accommodate the communication needs of end-users with disabilities.

                                PART IV - SECTION K
        REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

3.1.7-3 ORGANIZATIONAL CONFLICT OF INTEREST SIR PROVISION (August 1997)

(a) The policy of the FAA is to avoid contracting with contractors who have unacceptable organizational conflicts of interest. An organizational conflict of interest means that because of existing or planned activities, an offeror or contractor is unable or potentially unable to render impartial assistance to the agency, or has an unfair competitive advantage, or the offeror or contractor's objectivity is, or might be, impaired.

It is not the intention of the FAA to foreclose a vendor from a competitive acquisition due to a perceived OCI. FAA Contracting Officers are fully empowered to evaluate each potential OCI scenario based upon the applicable facts and circumstances. The final determination of such action may be negotiated between the impaired vendor and the Contracting Officer. The Contracting officer's business judgment and sound discretion in identifying, negotiating, and eliminating OCI scenarios should not adversely affect the FAA's policy for competition. The FAA is committed to working with potential vendors to eliminate or mitigate actual and perceived OCI situations, without detriment to the integrity of the competitive process, the mission of the FAA, or the legitimate business interests of the vendor community.

(b) Mitigation plans. The successful contractor will be required to permit a Government audit of internal OCI mitigation procedures for verification purposes. The FAA reserves the right to reject a mitigation plan, if in the opinion of the Contracting Officer, such a plan is not in the best interests of the FAA. Additionally, after award the FAA will review and audit OCI mitigation plans as needed, in the event of changes in the vendor community due to mergers, consolidations, or any unanticipated circumstances that may create an unacceptable organizational conflict of interest.

(c) Potential Organizational Conflict of Interest. The following OCI Matrix provides potential vendors with examples of situations where mitigation plans may or may not be required by the FAA.

OCI MATRIX Proposed Contracts

Current       System    System K   Service    Service K                   NISC II
Contractor      K       (subs)        K         (subs)     NISC II        (subs)
-----------   ------   --------   ---------   ---------   ---------       -------
ASD SETA        *         *           **          **           *              *
(subs)          *         *           *           *            *              *
AUA TAC         **        **          **          **           *              **
(subs)          **        **          **          **           *              **
TACs            **        **          **          **           *              **
(subs)          **        **          **          **           *              **
NISC            *         *           *           *            *              *
(subs)          *         *           *           *            Y              Y
TSSC II         Y         Y           Y           Y            *              *
(subs)          Y         Y           Y           Y            *              Y
TEIS            **        **          *           *            *              *
(subs)          *         *           *           *            Y              Y
System Ks       Y         Y           **          **           *              *
(subs)          Y         Y           **          **           *              *
Services Ks     *         *           Y           Y            Y              Y
(subs)          *         *           Y           Y            Y              Y

Note - System contracts include equipment (and integrated software) contracts, such as DSR, ETVS, ARTS IIIE, and ASR-9. Service contracts include DUATS, maintenance and system support contracts (such as HOST), and software contracts (such as ES2, TSD, and ERSDS).

Y - While each case is analyzed on its own fact pattern, there is no generalized need for mitigation in this situation.

* - While a case-by-case analysis will be required, based on the SOW current at the time of analysis, the offeror will likely be required to submit a mitigation plan, and the FAA may be required to implement its own mitigation plan. Modification of the SOW and evaluation plan may be necessary (for instance, to accommodate multiple awards). This presumes the current contractor will stay on in its role under its current contract.

** - Will need to be in a different program area; mitigation plan may be required.

                                PART IV - SECTION K
        REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

(d) Examples of conflict situations. The following examples illustrate situations in which questions concerning organizational conflicts of interest may arise. They are not all-inclusive, but are intended to help the Contracting Officer apply general guidance to individual contract situations:

     (1) Unequal Access to Information. Access to "nonpublic information" as part of the performance of an FAA contract could provide the contractor a competitive advantage in a later competition for another FAA contract. Such an advantage could easily be perceived as unfair by a competing vendor who is not given similar access to the relevant information. If the requirements of the FAA procurement anticipate the successful vendor may have access to nonpublic information, all vendors should be required to submit and negotiate an acceptable mitigation plan.

     (2) Biased Ground Rules. A contractor in the course of performance of an FAA contract has in some fashion established a "ground rules" for another FAA contract, where the same contractor may be a competitor. For example, a contractor may have drafted the statement of work, specifications, or evaluations criteria of a future FAA procurement. The primary concern of the FAA in this case is that a contractor so situated could slant key aspects of procurement in its own favor, to the unfair disadvantage of competing vendors. If the requirements of the FAA procurement anticipate the successful vendor may be in a position to establish important ground rules, including but not limited to those described herein, the successful vendor should be required to submit and negotiate an acceptable mitigation plan.

     (3) Impaired objectivity. A contractor in the course of performance of an FAA contract is placed in a situation of providing assessment and evaluation findings over itself, or another business division, or subsidiary of the same corporation, or other entity with which it has a significant financial relationship. The concern in this case is that the contractor's ability to render impartial advice to the FAA could appear to be undermined by the contractor's financial or other business relationship to the entity whose work product is being assessed or evaluated. In these situations, a "walling off" of lines of communication may well be insufficient to remove the perception that the objectivity of the contractor has been tainted. If the requirements of the FAA procurement indicate that the successful vendor may be in a position to provide evaluations and assessments of itself or corporate siblings, or other entity with which it has a significant financial relationship, the affected contractor should provide a mitigation plan that includes recusal by the vendor from the affected contract work. Such recusal might include divestiture of the work to a third party vendor.

(e) Disclosure by offerors or contractors participating in FAA acquisition.

     (1) Offerors or contractors should provide information which concisely describes all relevant facts concerning any past, present or currently planned interest (financial, contractual, organizational, or otherwise) relating to the work to be performed and bearing on whether the offeror or contractor has a possible OCI.

     (2) If the offeror or contractor does not disclose any relevant facts concerning an OCI, the offeror or contractor, by submitting an offer or signing the contract, warrants that to its best knowledge and belief no such facts exist relevant to possible OCI.

(f) Remedies for nondisclosure. The following are possible remedies should an offeror or contractor refuse to disclose, or misrepresent, any information regarding a potential OCI:

     (1) Refusal to provide adequate information may result in disqualification for award.

     (2) Nondisclosure or misrepresentation of any relevant interest may also result in the disqualification of the offeror for award.

     (3) Termination of the contract, if the nondisclosure or misrepresentation is discovered after award.

     (4) Disqualification from subsequent FAA contracts.

     (5) Other remedial action as may be permitted or provided by law or in the resulting contract.

(End of provision)

3.2.2.3-10 TYPE OF BUSINESS ORGANIZATION (April 1996)

The offeror, by checking the applicable box, represents that--

                                PART IV - SECTION K
        REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

(a) It operates as [X] a corporation incorporated under the laws of the State of North Carolina, [ ] an individual, [ ] a partnership, [ ] a nonprofit organization, or [ ] a joint venture.

(b) If the offeror or quoter is a foreign entity, it operates as [ ] individual, [ ] a partnership, [ ] a nonprofit organization, [ ] a joint venture, or [ ] a corporation, registered for business in Not applicable.
                                        --------------
                                          (country)

(End of Provision)

3.2.2.3-15 AUTHORIZED NEGOTIATORS (April 1996)

The offeror represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this submittal: ____________ [list names, titles, and telephone numbers of the authorized negotiators].

Ronald G. Stanley       President                                 (904) 390-4844
Henry Stevenson         Vice President - Finance                  (904) 390-1401
Thomas C. Larson        Vice President - Business Development     (904) 390-4846
Steven J. Jones         Vice President - Corporate Operations     (904) 390-4840

(End of Provision)

3.2.2.3-35 ANNUAL REPRESENTATIONS AND CERTIFICATIONS (April 1996)

The offeror certifies that annual representations and certifications (check the appropriate block):

     [ ] (a) Dated ________ (insert date of signature on submission) which are incorporated herein by reference, have been submitted to the contracting office issuing this Request for Offer (RFO) and that the submittal is current, accurate, and complete as of the date of this offer, except as follows (insert changes that affect only this RFO; if 'none,' so state):

     [X] (b) Are enclosed.

(End of Provision)

3.2.2.7-7 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (April 1996)

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that--

(i) The Offeror and/or any of its Principals--

(A) Are [ ] are not [X] presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(B) Have [ ] have not [X] within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers: or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

(C) Are [ ] are not [X] presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

(ii) The Offeror has [ ] has not [X] within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) 'Principals,' for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions). THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

                                PART IV-SECTION K
        REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this RFO. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this RFO for default.

(End of Provision)

3.2.5-7 DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (June 1999)

(a) Definitions.

     (1) "The Act" as used in this clause, means section 1352, title 31, United States Code.

     (2) "Agency," as used in this clause, means executive agency, within the meaning of 5 U.S.C. 101,102, and 104(I), and any wholly owned Government corporation within the meaning of 31 U.S.C. 9101.

     (3) "Covered Federal action," as used in this clause, means any of the following Federal actions:

          (i) The awarding of any Federal contract.

          (ii) The making of any Federal grant.

          (iii) The making of any Federal loan.

          (iv) The entering into of any cooperative agreement.

          (v) The extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

     (4) "Indian tribe" and "tribal organization," as used in this clause, have the meaning provided in section 4 of the Indian Self-Determination and Education Assistance Act (25 U.S.C. 450B) and include Alaskan Natives.

     (5) "Influencing or attempting to influence," as used in this clause, means making, with the intent to influence, any communication to or appearance before an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any covered Federal action.

     (6) "Local government," as used in this clause, means a unit of government in a State and, if chartered, established, or otherwise recognized by a State for the performance of a governmental duty, including a local public authority, a special district, an intrastate district, a council of governments, a sponsor group representative organization, and any other instrumentality of a local government.

     (7) "Officer or employee of an agency," as used in this clause, includes the following individuals who are employed by an agency:

          (i) An individual who is appointed to a position in the Government under title 5, United States Code, including a position under a temporary appointment.

          (ii) A member of the uniformed services, as defined in subsection 101(3), title 37, United States Code.

          (iii) A special Government employee, as defined in section 202, title 18, United States Code.

          (iv) An individual who is a member of a Federal advisory committee, as defined by the Federal Advisory Committee Act, title 5, United States Code, appendix 2.

                                PART IV-SECTION K
        REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

     (8) 'Person,' as used in this clause, means an individual, corporation, company, association, authority, firm, partnership, society, State, and local government, regardless of whether such entity is operated for profit, or not for profit. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

     (9) 'Reasonable compensation,' as used in this clause, means, with respect to a regularly employed officer or employee of any person, compensation that is consistent with the normal compensation for such officer or employee for work that is not furnished to, not funded by, or not furnished in cooperation with the Federal Government.

     (10)'Reasonable payment,' as used in this clause, means, with respect to professional and other technical services, a payment in an amount that is consistent with the amount normally paid for such services in the private sector.

     (11)'Recipient,' as used in this clause, includes the Contractor and all subcontractors. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

     (12)'Regularly employed,' as used in this clause, means, with respect to an officer or employee of a person requesting or receiving a Federal contract, an officer or employee who is employed by such person for at least 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person for receipt of such contract. An officer or employee who is employed by such person for less than 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person shall be considered to be regularly employed as soon as he or she is employed by such person for 130 working days.

     (13)'State,' as used in this clause, means a State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, a territory or possession of the United States, an agency or instrumentality of a State, and multi-State, regional, or interstate entity having governmental duties and powers.

(b) Prohibitions. The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that:

     (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;

     (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal action) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the Request for Offer (RFO), the offeror shall complete and submit, with its offer, OMB Standard Form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and

     (3) He or she will include the language of this clause in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall disclose accordingly.

     (4) This certification and disclosure is a prerequisite for making or entering into this contract imposed by the Act. Any person who makes a prohibited expenditure or fails to file or amend a disclosure form, shall be subject to a civil penalty of not less than $10,000 and not more than $100,000, for each such failure.

(c) The prohibitions of the Act do not apply under the following conditions:

     (1) Agency and legislative liaison by own employees.

          (i) The prohibition on the use of appropriated funds, in subparagraph
(b)(1) of this clause, does not apply in the case of a payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action if the payment is for agency and legislative liaison activities not directly related to a covered Federal action.

                                PART IV-SECTION K
        REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

          (ii) For purposes of subdivision (c)(1)(i) of this clause, providing any information specifically requested by an agency or Congress is permitted at any time.

          (iii) The following agency and legislative liaison activities are permitted at any time where they are not related to a specific solicitation for any covered Federal action:

               (A) Discussing with an agency the qualities and characteristics (including individual demonstrations) of the person's products or services, conditions or terms of sale, and service capabilities.

               (B) Technical discussions and other activities regarding the application or adaptation of the person's products or services for an agency's use.

          (iv) The following agency and legislative liaison activities are permitted where they are prior to Request for Offer (RFO) of any covered Federal action:

               (A) Providing any information not specifically requested but necessary for an agency to make an informed decision about initiation of a covered Federal action;

               (B) Technical discussions regarding the preparation of an unsolicited proposal prior to its official submission; and

               (C) Capability presentations by persons seeking awards from an agency pursuant to the provisions of a law authorizing such actions;

          (v) Only those services expressly authorized by subdivision (c)(l)(i) of this clause are permitted under this clause.

     (2) Professional and technical services.

          (i) The prohibition on the use of appropriated funds, in subparagraph
(b)(1) of this clause, does not apply in the case of:

               (A) A payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action, if payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of submittal/offer or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action.

               (B) Any reasonable payment to a person, other than an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action if the payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any submittal/offer or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action. Persons other than officers or employees of a person requesting or receiving a covered Federal action include consultants and trade associations.

          (ii) For purposes of subdivision (c)(2)(i) of this clause, 'professional and technical services' shall be limited to advice and analysis directly applying any professional or technical discipline. For example, drafting of a legal document accompanying a submittal/offer by a lawyer is allowable. Similarly, technical advice provided by an engineer on the performance or operational capability of a piece of equipment rendered directly in the negotiation of a contract is allowable.

However, communications with the intent to influence made by a professional (such as a licensed lawyer) or a technical person (such as a licensed accountant) are not allowable under this section unless they provide advice and analysis directly applying their professional or technical expertise and unless the advice or analysis is rendered directly and solely in the preparation, submission or negotiation of a covered Federal action. Thus, for example, communications with the intent to influence made by a lawyer that do not provide legal advice or analysis directly and solely related to the legal aspects of his or her client's submittal/offer, but generally advocate one proposal over another are not allowable under this section because the lawyer is not providing professional legal services. Similarly, communications with the intent to influence made by an engineer providing an engineering analysis prior to the preparation or submission of a submittal/offer are not allowable under this section since the engineer is

                                PART IV-SECTION K
        REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

providing technical services but not directly in the preparation, submission or negotiation of a covered Federal action.

          (iii) Requirements imposed by or pursuant to law as a condition for receiving a covered Federal award include those required by law or regulation and any other requirements in the actual award documents.

          (iv) Only those services expressly authorized by subdivisions
(c)(2)(i) and (ii) of this clause are permitted under this clause.

          (v) The reporting requirements herein shall not apply with respect to payments of reasonable compensation made to regularly employed officers or employees of a person.

(d) Disclosure.

     (1) The Contractor who requests or receives from an agency a Federal contract shall file with that agency a disclosure form, OMB Standard Form LLL, Disclosure of Lobbying Activities, if such person has made or has agreed to make any payment using nonappropriated funds (to include profits from any covered Federal action), which would be prohibited under subparagraph (b)(1) of this clause, if paid for with appropriated funds.

     (2) The Contractor shall file a disclosure form at the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the information contained in any disclosure form previously filed by such person under subparagraph (e)(1) of this clause. An event that materially affects the accuracy of the information reported includes:

          (i) A cumulative increase of $25,000 or more in the amount paid or expected to be paid for influencing or attempting to influence a covered Federal action; or

          (ii) A change in the person(s) or individual(s) influencing or attempting to influence a covered Federal action; or

          (iii) A change in the officer(s), employee(s), or Member(s) contacted to influence or attempt to influence a covered Federal action.

     (3) The Contractor shall require the certification, and if required, a disclosure form by any person who requests or receives any subcontractor exceeding $100,000 under the Federal contract.

     (4) All subcontractor disclosure forms shall be forwarded from tier to tier until received by the prime Contractor. The prime Contractor shall submit all disclosures to the Contracting Officer at the end of the calendar quarter in which the disclosure form is submitted by the subcontractor.

(e) Agreement. The Contractor agrees not to make any payment prohibited by this clause.

(f) Penalties.

     (1) Any person who makes an expenditure prohibited under paragraph (b) of this clause or fails to file or amend the disclosure form to be filed or amended by paragraph (b) shall be subject to civil penalties

     (2) as provided for by 31 U.S.C. 1352. An imposition of a civil penalty does not prevent the Government from seeking any other remedy that may be applicable.

     (2) Contractors may rely without liability on the representations made by their subcontractors in the certification and in the disclosure form.

(g) Cost allowability. Nothing in this clause makes allowable or reasonable any costs that would otherwise be unallowable or unreasonable. Conversely, costs made specifically unallowable by the requirements in this clause will not be made allowable under any other provision.

(End of clause)

3.6.1-3 UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS (April 1996)

(a) It is the policy of the Federal Aviation Administration that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall be provided reasonable opportunities to participate in performing contracts it lets, including contracts and subcontracts for subsystems,

                                PART IV-SECTION K
        REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals.

(b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the FAA as may be necessary to determine the extent of the Contractor's compliance with this clause.

(c) The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern

     (1) Which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 per centum of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and

     (2) Whose management and daily business operations are controlled by one or more of such individuals.

     (3) This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization. The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the FAA. The Contractor shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

(d) The term "small business concern owned and controlled by women" shall mean a small business concern:

     (1) Which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

     (2) Whose management and daily business operations are controlled by one or more women; and

(e) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantaged individuals or a small business concern owned and controlled by women.

(End of clause)

3.6.3-6 NOTICE OF RADIOACTIVE MATERIALS (August 1997)

(a) The Contractor shall notify the Contracting Officer or designee, in writing, 14 DAYS OR SOONER days prior to the delivery of, or prior to completion of any servicing required by this contract of, items containing either (1) radioactive material requiring specific licensing under the regulations issued pursuant to the Atomic Energy Act of 1954, as amended, as set forth in Title 10 of the Code of Federal Regulations, in effect on the date of this contract, or (2) other radioactive material not requiring specific licensing in which the specific activity is greater than 0.002 microcuries per gram or the activity per item equals or exceeds 0.01 microcuries. Such notice shall specify the part or parts of the items which contain radioactive materials, a description of the materials, the name and activity of the isotope, the manufacturer of the materials, and any other information known to the Contractor which will put users of the items on notice as to the hazards involved (OMB No. 9000-0107).

(b) If there has been no change affecting the quantity of activity, or the characteristics and composition of the radioactive material from deliveries under this contract or prior contracts, the Contractor may request that the Contracting Officer or designee waive the notice requirement in paragraph (a) of this clause. Any such request shall--

     (1) Be submitted in writing;

                                PART IV-SECTION K
        REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

     (2) Contain a certification that the quantity of activity, characteristics, and composition of the radioactive material have not changed; and

     (3) Cite the contract number on which the prior notification was submitted and the contracting office to which it was submitted.

(c) All items, parts, or subassemblies which contain radioactive materials in which the specific activity is greater than 0.002 microcuries per gram or activity per item equals or exceeds 0.01 microcuries, and all containers in which such items, parts or subassemblies are delivered to the Government shall be clearly marked and Labeled as required by the latest revision of MIL-STD 129 in effect on the date of the contract.

(c) This clause, including this paragraph (d), shall be inserted in all subcontracts for radioactive materials meeting the criteria in paragraph (a) of this clause.

(End of Clause)

                                PART IV-SECTION L
                INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

3.2.2.3-3 AFFILIATED OFFERORS (April 1996)

(a) Business concerns are affiliates of each other when, either directly or indirectly, (1) one concern controls or has the power to control the other, or
(2) a third party controls or has the power to control both.

(b) Each offeror shall submit with its offer an affidavit stating that it has no affiliates, or containing the following information:

     (1) The names and addresses of all affiliates of the offeror.

     (2) The names and addresses of all persons and concerns exercising control or ownership of the offeror and any or all of its affiliates, and whether they exercise such control or ownership as common officers, directors, stockholders holding controlling interest or otherwise. (End of Standard Provision)

(c) The "Contractor" or "Offeror", as used throughout, is the legal entity that is seeking award of, or is awarded, this Contract. Each offeror shall provide documentation confirming the legal status of the potential Contractor submitting an offer. In the event that the potential contractor is an entity to be created upon award of the contract (e.g., a Joint Venture), the offer must include copies of all agreements executed by all potential participants demonstrating that each entity's agreement to participate is irrevocable. Where information concerning the "Offeror" is required to be submitted in this acquisition, information must be included concerning each legal entity participating in a joint venture as an offeror.

OFFERORS MUST SUBMIT AT LEAST THE FOLLOWING INFORMATION FOR CONSIDERATION FOR
AWARD:

1) Description of the MAIN TYPE OF WORK that the offeror performs, and categories of work normally performed with the Offeror's own employees. Include any special qualifications that would be a particular benefit to the FAA in this matter.

2) Statement of the AVERAGE ANNUAL AMOUNT OF TRANSPORTATION WORK performed by the Offeror during the past 5 years.

3) Statement of the TOTAL VALUE OF CONTRACTS OR OTHER OBLIGATIONS THAT THE OFFEROR HAS OR ANTICIPATES HAVING IN THE BASE YEAR which may affect the Offeror's ability to provide services in a Presidentially declared emergency.

4) Statement of whether or not the Offeror is listed with Dun & Bradstreet. If so, furnish a complete D&B report reflecting your firm's rating. If not, explain why not.

5) Statement of whether or not the Offeror has filed a petition for BANKRUPTCY in the past seven years. If so, provide the date of filing, case number, bankruptcy code chapter under which it was filed, and the disposition of the petition.

6) Statement of whether or not ever FAILED TO COMPLETE ANY TRANSPORTATION WORK awarded to it? If "yes," note when, where, why, the owner's name, and phone number.

7) Statement of whether or not the Offeror has been the subject of any of the following in respect to government contracts and, if so, a description of each such action (including identification of agency contract number and agency representative):

     a) suspended, debarred, disqualified, had pre-qualification revoked, or otherwise been declared ineligible to bid?

     b) denied a contract despite being the low bidder for any other reason

     c) declared in default on any contract

     d) had a contract terminated before completion

     e) issued a cure notice or show-cause notice?

     f) given an unsatisfactory performance determination or deemed a poor performer (by letter or formal proceeding)?

     g) prevented or barred from bidding for any other reason

     h) investigated by the Department of Labor?

     i) cited for non-payment of proper wages or fringe benefits to any employee

                                PART IV-SECTION L
                INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

     j) fined or reprimanded by OSHA for safety violations

8) INFORMATION TECHNOLOGY/TRACKING SYSTEM ("ITS"). Describe in detail the offeror's current tracking/IT system. If the offeror does not currently have a tracking system, or if the offeror's existing system is not capable of meeting or exceeding the tracking requirements of this contract, describe in specific detail what measures the offeror is undertaking to establish a sufficient tracking system so that it may provide full service at the time of award. The Technical Evaluation Board may evaluate each offeror's ITS by considering, without limitation, the following: Reports submitted in respect to the scenarios described in Section L; on-site demonstration.

9) RAPID RESPONSE PLAN. Describe the offeror's Rapid Response Plan/Contingency Plan in detail. The plan must address all modes of transportation (air, land, sea). Describe in detail how the offeror plans to provide emergency transportation to all 50 States and US Territories. Describe in detail plans and procedures for multiple simultaneous events/disasters in different regions of the country.

10) NARRATIVE OF ENVISIONED SUBCONTRACTING EFFORT (STATE THE PERCENTAGE THAT YOUR COMPANY PROPOSES TO SUBCONTRACT). Submit names of major subcontractors and you intend to use. State your company's process for pre-qualifying subcontractors for future work. Summarize their qualifications to perform this work, and provide a listing of projects on which you have successfully utilized their services in the past.

11) MAJOR SUPPLY SOURCES. Provide four sources of supply with whom you regularly conduct business and with whom you have established lines of credit. Include company name, point of contact, address, phone number, product line, and established line of credit.

12) FINANCIAL STABILITY. Provide the following to determine ability to sustain a project of this scope and duration.


     a) Name of INSURANCE CARRIER, including agent name, address, and phone number, and statement from carrier showing your standard coverage.

     b) Copies of CURRENT FINANCIAL STATEMENTS for the past three (3) years including annual income statements, annual balance sheets, and annual statements of cash flow.

     c) Name of BONDING COMPANY, agent's name, address, and phone number.

          -Bonding capacity, available and current.
          -Length of time with bonding company.
          -Bond rate(s) charged by surety.
          -List of additional sureties used over the past five (5) years, either on a regular or intermittent basis.

     d) State and describe CURRENT FINANCIAL RESOURCES that give your firm the ability to sustain all contract activities for a period not less than 60 days, including licenses, permits, insurance, bonding, mobilization, equipment, labor, and material costs. Describe your ability to obtain financial resources.

3.2.2.3-6 SUBMITTALS IN THE ENGLISH LANGUAGE (April 1996)

Submittals in response to this Request for Offer (RFO) shall be in the English language. Submittals received in other than English shall be rejected.

(End of Provision)

3.2.2.3-7 SUBMITTALS IN U.S. CURRENCY (April 1996)

Submittals in response to this solicitation shall be in terms of U.S. dollars. Offers received in other than U.S. dollars shall be rejected.

(End of Provision)

                                PART IV-SECTION L
                INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

3.2.2.3-9 NOTICE OF POSSIBLE STANDARDIZATION (April 1996)

If the supplies for which this Request for Offer (RFO) has been issued are established as standard, future contracts for the required supplies may be awarded without providing for competition.

(End of Provision)

3.2.2.3-11 UNNECESSARILY ELABORATE SUBMITTALS (April 1996)

Unnecessarily elaborate brochures or other presentations beyond those sufficient to present a complete and effective response to this Request for Offer (RFO) are not desired and may be construed as an indication of the offeror's lack of cost consciousness. Elaborate artwork, expensive paper and bindings, and expensive visual and other presentation aids are neither necessary nor wanted.

(End of Provision)

3.2.2.3-12 AMENDMENTS TO REQUEST FOR OFFERS (April 1996)

     (a) If this RFO is amended, then all terms and conditions that are not modified remain unchanged.

     (b) Offerors shall acknowledge receipt of any amendment to this RFO by (1) signing and returning the amendment, (2) identifying the amendment number and date in the space provided for this purpose on the form for submitting an offer, (3) letter or telegram, (4) facsimile, if facsimile offers are authorized in the RFO, or (5) electronic commerce response, if electronic commerce responses are authorized in the RFO. The Government must receive the acknowledgment by the time specified in the RFO for receipt of submittals.

(End of Provision)

3.2.2.3-13 SUBMISSION OF INFORMATION/DOCUMENTATION/OFFERS (April 1996)

(a) Information, Documentation, and Offers and modifications thereof shall be submitted in sealed envelopes or packages (1) addressed to the office specified in the Request for Offer (RFO), and (2) showing the time specified for receipt, the RFO number, and the name and address of the offeror.

(b) Telegraphic submittals will not be considered unless authorized by the RFO; however, offers may be modified by written or telegraphic notice.

(c) Facsimile submittals, modifications or withdrawals will not be considered unless authorized by the RFO.

(d) Information, Documentation, and Offers submitted by electronic commerce shall be considered only if the electronic commerce method was specifically stipulated or permitted by the RFO.

(e) Item samples, if required, must be submitted within the time specified for receipt of submittals. Unless otherwise specified in the RFO, these samples shall be (1) submitted at no expense to the Government, and (2) returned at the sender's request and expense, unless they are destroyed during preaward testing.

(End of Provision)

3.2.2.3-14 LATE SUBMISSIONS, MODIFICATIONS, AND WITHDRAWALS OF SUBMITTALS (October 1996)

(a) Any submittals received at the office designated in the RFO after the exact time specified for receipt will not be considered unless it is received before award is made and it--

     (1) Was sent by registered or certified mail not later than the fifth calendar day before the date specified for receipt of submittals (e.g., an offer submitted in response to a RFO requiring receipt of offers by the 20th of the month must have been mailed by the 15th);

     (2) Was sent by mail or, if authorized by the RFO, was sent by telegram or via facsimile and it is determined by the Government that the late receipt was due solely to mishandling by the Government after receipt at the Government installation;

                                PART IV-SECTION L
                INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

     (3) Was sent by U.S. Postal Service Express Mail Next Day Service-Post Office to Addressee, not later than 5:00 p.m. at the place of mailing two working days prior to the date specified for receipt of submittals. The term 'working days' excludes weekends and U.S. Federal holidays;

     (4) Was transmitted through an electronic commerce method authorized by the RFO and was received by the Contracting Officer not later than 5:00 p.m. on the date specified for receipt of submittals; or

     (5) Is the only submittal received.

(b) Any modification of submittals, except a modification resulting from the Contracting Officer's request, is subject to the same conditions as in subparagraphs (a)(1), (2), and (3) of this provision.

(c) A modification resulting from the Contracting Officer's request received after the time and date specified in the request will not be considered unless received before award and the late receipt is due solely to mishandling by the Government after receipt at the Government installation.

(d) The only acceptable evidence to establish the date of mailing of a late proposal or modification sent either by U.S. Postal Service registered or certified mail is the U.S. or Canadian Postal Service postmark both on the envelope or wrapper and on the original receipt from the U.S. or Canadian Postal Service. Both postmarks must show a legible date or the proposal, quotation, or modification shall be processed as if mailed late. 'Postmark' means a printed, stamped, or otherwise placed impression (exclusive of a postage meter machine impression) that is readily identifiable without further action as having been supplied and affixed by employees of the U.S. or Canadian Postal Service on the date of mailing. Therefore, offerors should request the postal clerk to place a legible hand cancellation bull's eye postmark on both the receipt and the envelope or wrapper.

(e) The only acceptable evidence to establish the date of mailing of a late proposal or modification sent either by U.S. Postal Service registered or certified mail is the U.S. or Canadian Postal Service postmark both on the envelope or wrapper and on the original receipt from the U.S. or Canadian Postal Service. Both postmarks must show a legible date or the proposal, quotation, or modification shall be processed as if mailed late. 'Postmark' means a printed, stamped, or otherwise placed impression (exclusive of a postage meter machine impression) that is readily identifiable without further action as having been supplied and affixed by employees of the U.S. or Canadian Postal Service on the date of mailing. Therefore, offerors should request the postal clerk to place a legible hand cancellation bull's eye postmark on both the receipt and the envelope or wrapper.

(f) The only acceptable evidence to establish the time of receipt at the Government installation is the time/date stamp of that installation on the submittal wrapper or other documentary evidence of receipt maintained by the installation.

(g) The only acceptable evidence to establish the date of mailing of a late offer, modification, or withdrawal sent by Express Mail Next Day Service-Post Office to Addressee is the date entered by the post office receiving clerk on the 'Express Mail Next Day Service-Post Office to Addressee' label and the postmark on both the envelope or wrapper and on the original receipt from the US. Postal Service. 'Postmark' has the same meaning as defined in paragraph (d) of this provision, excluding postmarks of the Canadian Postal Service. Therefore, offerors should request the postal clerk to place a legible hand cancellation bull's eye postmark on both the receipt and the envelope or wrapper.

(h) Notwithstanding paragraph (a) of this provision, a late modification of an otherwise acceptable submittal makes its terms more favorable to the Government will be considered at any time it is received and may be accepted.

(i) Submittals may be withdrawn by written notice or telegram (including mailgram) received at any time before award. If the RFO authorizes facsimile submittals, submittals may be withdrawn via facsimile received at any time before award, subject to the conditions specified in the provision entitled 'Facsimile Submittals.' Submittals may be withdrawn in person by an offeror or an authorized representative, if the representative's identity is made known and the representative signs a receipt for the submittal before award.

(End of provision)

3.2.2.3-16 RESTRICTION ON DISCLOSURE AND USE OF DATA (April 1996)

Offerors who include in their submittals data that they do not want disclosed to the public for any purpose or used by the Government except for evaluation purposes, shall--

                                PART IV-SECTION L
                INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

(a) Mark the title page with the following legend: 'This submittal includes data that shall not be disclosed outside the Government and shall not be duplicated, used, or disclosed-in whole or in part-for any purpose other than to evaluate this submittal. If, however, a contract is awarded to this offeror or quoter as a result of--or in connection with--the submission of this data, the Government shall have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Government's right to use information contained in this data if it is obtained from another source without restriction. The data subject to this restriction are contained in sheets [insert numbers or other identification of sheets];(1) and

(b) Mark each sheet of data it wishes to restrict with the following legend 'Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this submittal.'

(End of Provision)

3.2.2.3-17 PREPARATION OF OFFERS (October 1996)

(a) Offerors are expected to examine any drawings, specifications, Schedule, and all instructions. Failure to do so will be at the offeror's risk.

(b) Each offeror shall furnish the information required by the Request for Offer
(RFO). The offeror shall print or type its name and sign the offer, Erasures or other changes must be initialed by the person signing the offer. Offers signed by an agent shall be accompanied by evidence of that agent's authority, unless that evidence has been previously furnished to the issuing office.

(c) For each item offered, offerors shall (1) show the unit price/cost, including, unless otherwise specified, packaging, packing, and preservation and
(2) enter the extended price/cost for the quantity of each item offered in the 'Amount' column of the Schedule. In case of discrepancy between a unit price/cost and an extended price/cost, the unit price/cost will be presumed to be correct, subject, however, to correction to the same extent and in the same manner as any other mistake.

(d) Offers for supplies or services other than those specified will not be considered unless authorized by the RFO.

(End of provision)

TELEGRAPHIC SUBMITTALS

(a) Offerors may NOT submit telegraphic responses to this Request for Offer
(RFO). These responses must arrive at the place, and by the time, specified in the RFO.

(b) Telegraphic responses shall refer to this RFO and include, as applicable, the item or sub items, quantities, unit prices, time and place of delivery, all representations and other information required by this solicitation, and a statement specifying the extent of agreement with all the terms, conditions, and provisions of the RFO.

(c) Telegraphic responses that fail to furnish required representations or information, or that reject any of the terms, conditions and provisions of the solicitation, may be excluded from consideration.

(d) Offerors must promptly sign and submit complete copies of the submittals in confirmation of their telegraphic responses.

(e) The term 'telegraphic responses,' as used in the provision, includes mailgrams.

(End of Provision)

FACSIMILE SUBMITTALS

(a) Definition. 'Facsimile submittal,' as used in this Request for Offer (RFO), means a submittal, modification of a submittal, or withdrawal of a submittal that is transmitted to and received by the Government via electronic equipment that communicates and reproduces both printed and handwritten material.

(b) Offerors may NOT submit facsimile submittals as responses to this RFO. These responses must arrive at the place, and by the time, specified in the RFO.

(c) Facsimile submittals that fail to furnish required representations or information, or that reject any of the terms, conditions, and provisions of the RFO, may be excluded from consideration.

                                PART IV-SECTION L
                INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

(d) Facsimile submittals must contain the required signatures.

(e) The Government reserves the right to make award solely on the facsimile submittal. However, if requested to do so by the Contracting Officer, the apparently successful offeror agrees to promptly submit the complete original signed submittal proposal.

(f) Facsimile receiving data and compatibility characteristics are as follows:

     (1) Telephone number of receiving facsimile equipment: Not Applicable

     (2) Compatibility characteristics of receiving facsimile equipment (e.g., make and model number, receiving speed, communications protocol): Not Applicable

(g) If the offeror chooses to transmit a facsimile submittal, the Government will not be responsible for any failure attributable to the transmission or receipt of the facsimile submittal including, but not limited to, the following:

     (1) Receipt of garbled or incomplete proposal.

     (2) Availability or condition of the receiving facsimile equipment.

     (3) Incompatibility between the sending and receiving equipment.

     (4) Delay in transmission or receipt of submittal.

     (5) Failure of the offeror to properly identify the submittal.

     (6) Illegibility of submittal.

     (7) Security of submittal data.

(End of Provision)

3.9.1-3 PROTEST (August 1999)

AS A CONDITION OF SUBMITTING AN OFFER OR RESPONSE TO THIS RFO (OR OTHER SOLICITATION, IF APPROPRIATE), THE OFFEROR OR POTENTIAL OFFEROR AGREES TO BE BOUND BY THE FOLLOWING PROVISIONS RELATING TO PROTESTS:

(a) Protests concerning Federal Aviation Administration Request for Offers
(RFOs) or awards of contracts shall be resolved through the Federal Aviation Administration (FAA) dispute resolution system at the Office of Dispute Resolution for Acquisition (ODRA) and shall be governed by the procedures set forth in 14 C.F.R. Parts 14 and 17, which are hereby incorporated by reference. Judicial review, where available, will be in accordance with 49 U.S.C. 46110 and shall apply only to final agency decisions. A protestor may seek review of a final FAA decision only after its administrative remedies have been exhausted.

(b) Offerors initially should attempt to resolve any issues concerning potential protests with the Contracting Officer. The Contracting Officer should make reasonable efforts to answer questions promptly and completely, and, where possible, to resolve concerns or controversies. The protest time limitations, however, will not be extended by attempts to resolve a potential protest with the Contracting Officer.

(c) The filing of a protest with the ODRA may be accomplished by mail, overnight delivery, hand delivery, or by facsimile. A protest is considered to be filed on the date it is received by the ODRA.

(d) Only an interested party may file a protest. An interested party is one whose direct economic interest has been or would be affected by the award or failure to award an FAA contract. Proposed subcontractors are not "interested parties" within this definition.

(f) A written protest must be filed with the ODRA within the times set forth below, or the protest shall be dismissed as untimely:

     (1) Protests based upon alleged improprieties in a solicitation or a RFO that are apparent prior to bid opening or the time set for receipt of initial proposals shall be filed prior to bid opening or the time set for the receipt of initial proposals.

                                PART IV-SECTION L
                INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

     (2) In procurements where proposals are requested, alleged improprieties that do not exist in the initial solicitation, but which are subsequently incorporated into the solicitation, must be protested not later than the next closing time for receipt of proposals following the incorporation.

     (3) For protests other than those related to alleged solicitation improprieties, the protest must be filed on the later of the following two dates:

          (i) Not later than seven (7) business days after the date the protester knew or should have known of the grounds for the protest; or
          (ii) If the protester has requested a post-award debriefing from the FAA Product Team, not later than five (5) business days after the date on which the Product Team holds that debriefing.

(f) Protests shall be filed at:

     (1) Office of Dispute Resolution for Acquisition, AGC-70, Federal Aviation Administration, 400 7th Street, S.W., Room 8332, Washington, DC 20590,
     Telephone: (202) 366-6400, Facsimile: (202) 366-7400; or

     (2) other address as specified in 14 CFR Part 17.

(g) At the same time as filing the protest with the ODRA, the protester shall serve a copy of the protest on the Contracting Officer and any other official designated in the RFO for receipt of protests by means reasonably calculated to be received by the Contracting Officer on the same day as it is to be received by the ODRA. The protest shall include a signed statement from the protester, certifying to the ODRA the manner of service, date, and time when a copy of the protest was served on the Contracting Officer and other designated official(s).

(h) Additional information and guidance about the ODRA dispute resolution process for protests can be found on the ODRA Website at http://www.faa.gov.

(End of Provision)

SO-L-1 SCENARIO ANALYSIS

Each Offeror must submit a price proposal for the following tasks. Each price proposal must demonstrate how the proposal relates to the submitted pricing bid scheme. In addition, the TEB must be able to view tracking data associated with each task on the Offeror's Management Information System as described in the bid proposal. Each Offeror must submit a detailed report demonstrating the working of its pricing proposal and information tracking system in the following scenarios.

          - Move 29,000 rolls of plastic sheeting from Denver, Colorado to San Juan, Puerto in response to a Presidentially declared disaster in Puerto Rico. Move the plastic by truck to Miami and barge to San Juan. The plastic is packaged on 4'x4' wooden pallets. There are 48 rolls per pallet and each roll weighs 100 lbs.

          - Move one urban search and rescue team from Miami International Airport, Miami, FL to LaGuardia Airport, New York, New York. The team consists of 62 passengers, 3 dogs and 48,000 lbs of equipment loaded on (7) 463L military pallets. The equipment inventory includes 20 five-gallon cans of gasoline and 10 six-volt wet cell batteries.

SO-L-2 CERTIFICATION

Offerors must certify on company letterhead, with supporting documentation, that offeror complies with the accessibility standards under Section 508 of the Rehabilitation Act of 1973 identified in Section C - Statement of Work: Failure to provide certification/supporting documentation shall eliminate the offeror from further consideration for award.


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                                PART IV-SECTION M
                          EVALUATION FACTORS FOR AWARD

1. The Government may award more than one contract resulting from this Request for Offer (RFO) to the responsible offeror(s) whose offer submitted in response to, and conforming with this RFO terms and conditions, is fully responsive in providing submissions required by Section L, is technically acceptable and is determined to represent the BEST VALUE TO THE GOVERNMENT price and other factors listed below. Award shall not be based on price alone.

2. An offeror may be determined to be technically acceptable by receiving a rating of at least satisfactory in all technical key discriminators and factors. An unacceptable rating received in any key discriminator or factor will determine the offeror to be unacceptable for further consideration for award.

3. The Government may:

     (a) reject any or all offers if such action is in the public interest;

     (b) accept other than the lowest offer;

     (c) waive informalities and minor irregularities in offers received;

     (d) make award without written or oral discussion with offerors;

     (e) have discussions with any one offeror, all offerors, or without any discussions.

EVALUATION CRITERIA/RATING SCHEME:

NOTE: Offerors must demonstrate compliance, as described in Section L of this RFO, with the applicable accessibility standards under Section 508 of the Rehabilitation Act of 1973 identified in Section C of this RFO and attached at Section J. Offerors that fail to demonstrate compliance with the applicable accessibility standards identified in Section C of this solicitation shall be eliminated from further consideration for award.

For this acquisition, Price and Technical factors will be evaluated as described herein. Technical factors shall be given more weight than price in the overall evaluation of offers to determine the best value to the Government in terms of quality, performance, cost, and other factors.

A. PRICE: Price proposals will be evaluated separately by the PEB in order to make a determination to establish the responsible offeror whose price proposal is most advantageous to the Government. In order to permit members of the TEB to evaluate the proposals on technical merit only, the price(s) associated with each proposal will not be made available to the TEB.

The PEB will conduct price analysis using whatever price analysis techniques will ensure a fair and reasonable price. The PEB will consider and evaluate the pricing proposal, analysis, and analysis submitted for the example scenarios. The following are techniques that may be utilized to perform price analysis. However, the PEB may, in its discretion, use other techniques for evaluation as required.

     1. Evaluation of submitted pricing proposal for clarity and reasonableness.

     2. Evaluation of Reports submitted in respect to the Scenarios described in Section L.

     3. Comparison of proposed prices received in response to the RFP.

     4. Comparison of prior proposed prices for same or similar work.

     5. Comparison of proposed prices with the independent Government cost estimate.

     6. Comparison with published pricing for similar services, commodities, or proposed pricing through market research.

B. TECHNICAL: The TEB will evaluate technical proposals received on the following criteria. Listed in order of Most important to Least Important:

     1. Information Technology/ Tracking System

     2. Past performance and Experience

     3. Rapid Response Plan

     4. Financial Stability

     5. Subcontracting Efforts

     1. INFORMATION TECHNOLOGY/TRACKING SYSTEM ("ITS"). The FAA will evaluate the offeror's current tracking/IT system. If the offeror does not currently have a tracking system, or if the offeror's existing system is not capable of meeting or exceeding the tracking requirements of this contract, measures the offeror is undertaking to establish a sufficient tracking system so that it may provide full service at the time of award


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

                                PART IV-SECTION M
                          EVALUATION FACTORS FOR AWARD

will be evaluated. The Technical Evaluation Board may evaluate each Offeror's ITS by considering, without limitation, the following: Reports submitted in respect to the scenarios described in Section L; on-site demonstration.

2. PAST PERFORMANCE AND EXPERIENCE. The offeror's past performance and experience will be evaluated to determine projects that demonstrate the capability to perform this work.

3. RAPID RESPONSE PLAN. The plan will be evaluated for all modes of transportation (air, land, sea). The plan will also be evaluated on the offeror's plans to provide emergency transportation to all 50 States and US Territories and procedures for multiple simultaneous events/disasters in different regions of the country.

3. FINANCIAL STABILITY. The offeror's general financial condition will be evaluated to determine ability to sustain a project of this scope and duration.

4. SUBCONTRACTING EFFORTS. The FAA will evaluate the offeror's methods/process for pre-qualifying subcontractors for future work.

C. RATING SCHEME: Technical proposals will be evaluated using the following adjectives:

Superior: The proposal fully meets all solicitation requirements and exceeds the basic requirements in such a manner that the technical proposal considered as a whole provides significant additional value to the Government. Response exceeds an "acceptable" rating.

Acceptable: The proposal meets minimum solicitation requirements, is complete and comprehensive; exemplifies the offeror's understanding of the Government's requirements.

Marginal: The proposal fails to meet a majority of the solicitation requirements with some deficiencies; however, given the opportunity for discussions, the proposal has a reasonable chance of becoming at least acceptable.

Unacceptable: The proposal contains significant deficiencies and/or omissions. Failure to understand the Government's requirements; failure to provide reasonable, logical submittals. Proposal is unacceptable and would have to be completely revised, and is not susceptible of being made acceptable without major revisions and rewrite.


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